SL GREEN
REALTY CORP.

SECOND QUARTER 2020
SUPPLEMENTAL DATA

June 30, 2020

SL Green Realty Corp. is a self-managed real estate investment trust, or REIT, with in-house capabilities in property management, acquisitions and dispositions, financing, development, redevelopment, construction and leasing.
As of June 30, 2020, the Company held interests in 96 buildings totaling 41.0 million square feet. This included ownership interests in 28.7 million square feet in Manhattan buildings and 11.2 million square feet securing debt and preferred equity investments.

•	SL Green’s common stock is listed on the New York Stock Exchange and trades under the symbol SLG.

•	SL Green maintains a website at https://slgreen.com where key investor relations data can be found. This supplemental financial package is available through the Company’s website.

•
This data is furnished to supplement audited and unaudited regulatory filings of the Company and should be read in conjunction with those filings. The financial data herein is unaudited and is provided to assist readers of quarterly and annual financial filings and should not be read in replacement of, or superior to, such financial filings. As such, data otherwise contained in future regulatory filings covering the same period may restate the data presented herein.

Questions pertaining to the information contained herein should be referred to Investor Relations at investor.relations@slgreen.com or at 212-594-2700.
Ratings
Ratings are not recommendations to buy, sell or hold the Company’s securities.

Forward-looking Statements
This supplemental reporting package includes certain statements that may be deemed to be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and are intended to be covered by the safe harbor provisions thereof. All statements, other than statements of historical facts, included in this press release that address activities, events or developments that we expect, believe or anticipate will or may occur in the future, are forward-looking statements, including the statements herein under the section entitled "Guidance". These forward-looking statements are based on certain assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions, expected future developments and other factors we believe are appropriate. Forward-looking statements are not guarantees of future performance and actual results or developments may differ materially, and we caution you not to place undue reliance on such statements. Forward-looking statements are generally identifiable by the use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend," "project," "continue," or the negative of these words, or other similar words or terms.

Forward-looking statements contained in this press release are subject to a number of risks and uncertainties, many of which are beyond our control, that may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by forward-looking statements made by us. Factors and risks to our business that could cause actual results to differ from those contained in the forward-looking statements include risks and uncertainties related to the on-going COVID-19 pandemic and the duration and impact it will have on our business and the industry as a whole and the other risks and uncertainties described in our filings with the Securities and Exchange Commission. Except to the extent required by law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of future events, new information or otherwise.

The following discussion related to the consolidated financial statements of the Company should be read in conjunction with the financial statements for the quarter ended June 30, 2020 that will be released on Form 10-Q to be filed on or before August 10, 2020.

Supplemental Information	2	Second Quarter 2020

TABLE OF CONTENTS

Supplemental Definitions	4

Highlights	5	-	9

Comparative Balance Sheets	10

Comparative Statements of Operations	12

Comparative Computation of FFO and FAD	13

Consolidated Statement of Equity	14

Joint Venture Statements	15	-	17

Selected Financial Data	18	-	21

Debt Summary Schedule	22	-	23

Lease Liability Schedule	24

Debt and Preferred Equity Investments	25	-	27

Selected Property Data
Composition of Property Portfolio	28	-	32
Largest Tenants	33
Tenant Diversification	34
Leasing Activity Summary	35	-	36
Annual Lease Expirations	37	-	38

Summary of Real Estate Acquisition/Disposition Activity	39	-	43

Corporate Information	44

Non-GAAP Disclosures and Reconciliations	45

Analyst Coverage	48

Supplemental Information	3	Second Quarter 2020

SUPPLEMENTAL DEFINITIONS

Annualized cash rent - Monthly base rent and escalations per the lease, excluding concessions, as of the last day of the quarter, multiplied by 12.
Capitalized Interest - The total of i) interest cost for project specific debt on properties that are under development or redevelopment plus ii) an imputed interest cost for properties that are under development or redevelopment, which is calculated based on the Company’s equity investment in those properties multiplied by the Company’s weighted average borrowing rate.  Capitalized Interest is a component of the book basis in a development or redevelopment property.
Debt service coverage - Operating Income adding back income taxes, loan loss reserves and the Company's share of joint venture depreciation and amortization, divided by total interest and principal payments.
Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre) - EBITDAre is a non-GAAP financial measure. The Company computes EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which may not be comparable to EBITDAre reported by other REITs that do not compute EBITDAre in accordance with the NAREIT definition, or that interpret the NAREIT definition differently than the Company does. The White Paper on EBITDAre approved by the Board of Governors of NAREIT in September 2017 defines EBITDAre as net income (loss) (computed in accordance with Generally Accepted Accounting Principles, or GAAP), plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property, plus impairment write-downs of depreciated property and investments in unconsolidated joint ventures, plus adjustments to reflect the entity's share of EBITDAre of unconsolidated joint ventures.
First generation TIs and LCs - Tenant improvements (TIs), leasing commissions (LCs), and other leasing costs that were taken into consideration when underwriting the acquisition of a property, which are generally incurred during the first 4-5 years following acquisition.
Fixed charge - Total payments for interest, loan principal amortization, ground rent and preferred stock dividends.
Fixed charge coverage - Operating Income adding back income taxes, loan loss reserves and the Company's share of joint venture depreciation and amortization, divided by Fixed Charge.
Funds Available for Distribution (FAD) - FAD is a non-GAAP financial measure that is calculated as FFO plus non-real estate depreciation, allowance for straight line credit loss, adjustment for straight line operating lease rent, non-cash deferred compensation, and a pro-rata adjustment for FAD from the Company's unconsolidated JVs, less straight line rental income, free rent net of amortization, second cycle tenant improvement and leasing costs, and recurring building improvements.
Funds from Operations (FFO) - FFO is a widely recognized non-GAAP financial measure of REIT performance. The Company computes FFO in accordance with standards established by NAREIT, which may not be comparable to FFO reported by other REITs that do not compute FFO in accordance with the NAREIT definition, or that interpret the NAREIT definition differently than the Company does. The revised White Paper on FFO approved by the Board of Governors of NAREIT in April 2002, and subsequently amended, defines FFO as net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of properties, and real estate related impairment charges, plus real estate related depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.

Junior Mortgage Participations - Subordinate interests in first mortgages.
Mezzanine Debt - Loans secured by ownership interests in real estate.
Net Operating Income (NOI) and Cash NOI - NOI is a non-GAAP financial measure that is calculated as operating income before transaction related costs, gains/losses on early extinguishment of debt, marketing general and administrative expenses and non-real estate revenue. Cash NOI is also a non-GAAP financial measure that is calculated by subtracting free rent (net of amortization), straight-line rent, and the amortization of acquired above and below-market leases from NOI, while adding operating lease straight-line adjustment and the allowance for straight-line tenant credit loss.
Preferred Equity Investments - Equity investments that are senior to common equity and are entitled to preferential returns.
Recurring capital expenditures - Building improvements and leasing costs required to maintain current revenues. Recurring capital expenditures do not include building improvements that were taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to “operating standards.”
Redevelopment costs - Non-recurring capital expenditures incurred to improve buildings to the Company’s “operating standards.”
Right of Use Assets / Lease Liabilities - Represents the right to control the use of leased property and the corresponding obligation, both measured at inception as the present value of the lease payments. The asset and related liability are classified as either operating or financing based on the length and cost of the lease and whether the lease contains a purchase option or a transfer of ownership. Operating leases are expensed through operating lease rent while financing leases are expensed through amortization and interest expense.
Same-Store Properties (Same-Store) - Properties owned in the same manner during both the current and prior year, excluding development properties that are not stabilized for both the current and prior year. Changes to Same-Store properties in 2020 are as follows:

Added to Same-Store in 2020:	Removed from Same-Store in 2020:
2 Herald Square	One Madison Avenue (redevelopment)
719 Seventh Avenue	625 Madison Avenue (redevelopment)
650 Fifth Avenue	315 West 34th Street "The Olivia" (disposed)
762 Madison Avenue (redevelopment)
Second generation TIs and LCs - Tenant improvements, leasing commissions, and other leasing costs that do not meet the definition of first generation TIs and LCs.
SLG Interest - 'SLG Share' or 'Share of JV' is computed by multiplying the referenced line item by the Company's percentage ownership in the respective joint ventures and may not accurately depict the legal and economic implications of holding a non-controlling interest in the joint ventures.
Total square feet owned - The total square footage of properties either owned directly by the Company or in which the Company has a joint venture interest.

Supplemental Information	4	Second Quarter 2020

SECOND QUARTER 2020 HIGHLIGHTS Unaudited

New York, NY, July 22, 2020 - SL Green Realty Corp. (the "Company") (NYSE: SLG) today reported net income attributable to common stockholders for the quarter ended June 30, 2020 of $56.4 million, or $0.74 per share, as compared to net income of $161.1 million, or $1.94 per share, for the same quarter in 2019. Net income for the second quarter of 2020 includes a net gain of $65.4 million, or $0.82 per share, recognized from the sale of the retail condominium at 609 Fifth Avenue. Net income for the second quarter of 2019 included $126.6 million, or $1.45 per share, of net gains from the sale of real estate and non-cash fair value adjustments.
The Company also reported net income attributable to common stockholders for the six months ended June 30, 2020 of $171.2 million, or $2.22 per share, as compared to net income of $204.9 million, or $2.46 per share, for the same period in 2019.
The Company reported FFO for the quarter ended June 30, 2020 of $136.1 million, or $1.70 per share, which includes $3.4 million, or $0.04 per share, of losses related to debt and preferred equity ("DPE") investments that were sold, and $3.4 million, or $0.04 per share, of reserves against the Company’s retained DPE portfolio. FFO for the same period in 2019 was $159.2 million, or $1.82 per share.
The Company also reported FFO for the six months ended June 30, 2020 of $308.1 million, or $3.79 per share, which includes $10.6 million, or $0.13 per share, of losses related to the sale of certain DPE investments, and $7.5 million, or $0.09 per share, of reserves against the Company’s retained DPE portfolio. FFO for the same period in 2019 was $306.7 million, or $3.50 per share.
All per share amounts are presented on a diluted basis.
Operating and Leasing Activity
For the quarter ended June 30, 2020, the Company reported consolidated revenues and operating income of $253.7 million and $130.4 million, respectively, compared to $313.0 million and $166.4 million, respectively, for the same period in 2019.
To date, the Company has collected gross tenant billings for the second quarter of 95.7% for office, 69.6% for retail and 90.7% overall. To date, the Company has collected gross tenant billings for July of 91.7% for office, 61.5% for retail and 87.0% overall as of July 21, 2020, with additional collections expected thereafter.
Same-store cash NOI, including our share of same-store cash NOI from unconsolidated joint ventures increased by 16.0% for the second quarter, and 2.1% excluding lease termination income and free rent to Viacom at 1515 Broadway, as compared to the same period in 2019.
Same-store cash NOI, including our share of same-store cash NOI from unconsolidated joint ventures, increased by 11.6% for the six months ended June 30, 2020, and 1.4% excluding lease termination income and free rent given to Viacom at 1515 Broadway, as compared to the same period in 2019.
During the second quarter of 2020, the Company signed 35 office leases in its Manhattan portfolio totaling 280,002 square feet. Twenty-nine leases comprising 226,308 square feet, representing office leases on space that had been occupied within the prior twelve months, are considered replacement leases on which mark-to-market is calculated. Those replacement leases had average starting rents of $73.05 per rentable square foot, representing a 0.8%

decrease over the previous fully escalated rents on the same office spaces. The average lease term on the Manhattan office leases signed in the second quarter was 4.3 years and average tenant concessions were 4.5 months of free rent with a tenant improvement allowance of $8.42 per rentable square foot.
During the first six months of 2020, the Company signed 65 office leases in its Manhattan portfolio totaling 596,156 square feet. Fifty leases comprising 407,908 square feet, representing office leases on space that had been occupied within the prior twelve months, are considered replacement leases on which mark-to-market is calculated. Those replacement leases had average starting rents of $72 per rentable square foot, representing a 4.6% increase over the previously fully escalated rents on the same office spaces. The average lease term on the Manhattan office leases signed in the first six months of 2020 was 7.6 years and average tenant concessions were 3.1 months of free rent with a tenant improvement allowance of $19.73 per rentable square foot.

Occupancy in the Company's Manhattan same-store portfolio was 95.2% as of June 30, 2020, inclusive of 373,876 square feet of leases signed but not yet commenced, as compared to 95.5% as of March 31, 2020 and 94.8% as of June 30, 2019.
Significant leases that were signed in the second quarter included:

•	Renewal with HQ Global Workplaces LLC for 27,825 square feet at 100 Park Avenue, for 5.0 years;

•	Expansion with Oak Hill Advisors for 23,848 square feet at One Vanderbilt Avenue, for 16.3 years;

•	Renewal with Sentry Center 810 Seventh LLC for 23,362 square feet at 810 Seventh Avenue, for 5.0 years; and

•	New lease with InTandem Capital Partners and Sagewind Capital LLC for 10,165 square feet at One Vanderbilt Avenue, for 7.4 years.
Investment Activity
To date in 2020, the Company has repurchased a combined 6.2 million shares of common stock and units of its Operating Partnership, or OP units, under the previously announced $3.0 billion share repurchase plan, at an average price of $64.28 per share/unit, including 3.0 million shares of common stock and OP units at an average price of $47.66 per share/unit repurchased during the second quarter. Since inception of the program, the Company has repurchased a total of 28.7 million shares of its common stock under the program and redeemed 1.0 million OP units, allowing the Company to save approximately $105.0 million of common dividends and distributions on an annualized basis. The average price of total share repurchases and OP Unit redemptions to date is $89.08 per share/unit.
In June, the Company, along with our joint venture partner entered into an agreement to sell 400 East 58th Street for a sale price of $62.0 million. The Company acquired the 126-unit residential building in the Sutton Place neighborhood of Manhattan in 2012 as part of an eight-building portfolio of retail and multi-family properties. The transaction is expected to generate net cash proceeds to the Company of approximately $20.0 million and close in the third quarter, subject to customary closing conditions.

Supplemental Information	5	Second Quarter 2020

SECOND QUARTER 2020 HIGHLIGHTS Unaudited

In May, the Company sold a 49.5% interest in One Madison Avenue to the National Pension Service of Korea ("NPS") and Hines Interest LP ("Hines"). NPS and Hines have committed aggregate equity to the project totaling no less than $492.2 million. The Company and Hines will co-develop the $2.3 billion project, which will span 1.4 million rentable square feet upon completion.
In May, the Company closed on the sale of its recently repositioned 609 Fifth Avenue retail condominium, which is leased to sports apparel brand PUMA, and global luxury apparel and accessories brand, Vince, for a sale price of $168.0 million. The transaction generated net cash proceeds to the Company of $161.0 million and a gain on sale of $65.4 million.
Debt and Preferred Equity Investment Activity
The carrying value of the Company’s DPE portfolio decreased to $1.25 billion at June 30, 2020, including $1.22 billion of investments at a weighted average current yield of 8.6% that are classified in the debt and preferred equity line item on the balance sheet, and mortgage investments aggregating $0.03 billion at a weighted average current yield of 6.5% that are included in other balance sheet line items for accounting purposes.
During the second quarter, the Company originated a loan consisting of a mortgage and subordinate debt totaling $386.0 million, of which $75.0 million was retained and $18.4 million was funded, at a weighted average yield of 15.2% based on the current funded amount.
During the second quarter, the Company generated $488.4 million of cash through the sale of five DPE positions totaling $259.1 million of proceeds and repayments totaling $229.3 million. A portion of the proceeds from these activities was used to repay the Company’s DPE facility in its entirety.
Financing Activity
In June, the Company closed on a $510.0 million mortgage financing of 220 East 42nd Street, also known as the News Building, which was previously unencumbered. Proceeds from the financing were used to repay the Company’s unsecured revolving credit facility. The new mortgage has a 3-year term, with two one-year extension options and bears interest at a floating rate of 2.75% per annum over LIBOR.
Dividends
In the second quarter of 2020, the Company declared:

•
Three monthly dividends on its outstanding common stock totaling $0.885 per share, which were paid on May 15, June 15 and July 15, 2020, equating to an annualized dividend of $3.54 per share of common stock; and

•
quarterly dividends on its outstanding 6.50% Series I Cumulative Redeemable Preferred Stock of $0.40625 per share for the period April 15, 2020 through and including July 14, 2020, which was paid on July 15, 2020 and is the equivalent of an annualized dividend of $1.625 per share.

Conference Call and Audio Webcast
The Company's executive management team, led by Marc Holliday, Chairman and Chief Executive Officer, will host a conference call and audio webcast on Thursday, July 23, 2020 at 2:00 pm ET to discuss the financial results.
The supplemental data will be available prior to the quarterly conference call in the Investors section of the SL Green Realty Corp. website at https://slgreen.com/ under “Financial Reports.”
The live conference call will be webcast in listen-only mode in the Investors section of the SL Green Realty Corp. website at https://slgreen.com/ under “Presentations & Webcasts”. The conference may also be accessed by dialing toll-free (877) 312-8765 or international (419) 386-0002, and using passcode 4232679.
A replay of the call will be available 7 days after the call by dialing (855) 859-2056 using passcode 4232679. A webcast replay will also be available in the Investors section of the SL Green Realty Corp. website at https://slgreen.com/ under “Presentations & Webcasts”.

Supplemental Information	6	Second Quarter 2020

KEY FINANCIAL DATA Unaudited (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	6/30/2020		3/31/2020		12/31/2019	9/30/2019	6/30/2019

Earnings Per Share
Net income available to common stockholders - diluted	$0.74		$1.47		$0.22	$0.40	$1.94
Funds from operations (FFO) available to common stockholders - diluted	$1.70		$2.08		$1.75	$1.75	$1.82

Common Share Price & Dividends
Closing price at the end of the period	$49.29		$43.10		$91.88	$81.75	$80.37
Closing high price during period	$63.12		$95.77		$92.90	$83.38	$92.60
Closing low price during period	$36.83		$41.14		$78.50	$76.79	$79.59
Annual dividend per common share	$3.54		$3.54	(1)	$3.54	$3.40	$3.40

FFO payout ratio (trailing 12 months)	48.2%		46.9%		49.1%	49.6%	49.7%
Funds available for distribution (FAD) payout ratio (trailing 12 months)	67.0%		73.6%		72.9%	92.5%	87.3%

Common Shares & Units
Common shares outstanding	73,675		76,535		79,202	81,515	82,409
Units outstanding	4,045		4,145		4,196	4,258	4,259
Total common shares and units outstanding	77,720		80,680		83,398	85,773	86,668

Weighted average common shares and units outstanding - basic	80,052		82,335		83,767	86,550	87,231
Weighted average common shares and units outstanding - diluted	80,219		82,567		84,320	86,714	87,398

Market Capitalization
Market value of common equity	$3,830,819		$3,477,308		$7,662,608	$7,011,943	$6,965,507
Liquidation value of preferred equity/units	455,448		496,020		513,285	516,285	516,285
Consolidated debt	6,189,658	(2)	6,162,819		5,554,720	5,892,756	6,140,212
Consolidated market capitalization	$10,475,925		$10,136,147		$13,730,613	$13,420,984	$13,622,004
SLG share of unconsolidated JV debt	4,230,047		4,132,083		4,028,136	3,930,470	3,799,897
Market capitalization including SLG share of unconsolidated JVs	$14,705,972		$14,268,230		$17,758,749	$17,351,454	$17,421,901

Consolidated debt service coverage (trailing 12 months)	3.40x		3.39x		3.37x	3.26x	3.20x
Consolidated fixed charge coverage (trailing 12 months)	2.75x		2.77x		2.74x	2.68x	2.63x
Debt service coverage, including SLG share of unconsolidated JVs (trailing 12 months)	2.41x		2.41x		2.39x	2.35x	2.34x
Fixed charge coverage, including SLG share of unconsolidated JVs (trailing 12 months)	2.06x		2.08x		2.06x	2.03x	2.03x

(1) In March 2020 the Company modified its dividend policy from quarterly payments to monthly payments to allow better matching of its distributions to the operating cash flow it recognizes in the current market environment

(2) Includes debt associated with assets held for sale of $38.8 million for 400 East 58th Street.

Supplemental Information	7	Second Quarter 2020

KEY FINANCIAL DATA Unaudited (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	6/30/2020		3/31/2020	12/31/2019	9/30/2019	6/30/2019

Selected Balance Sheet Data
Real estate assets before depreciation (1)	$9,046,938		$9,061,831	$9,222,796	$9,560,878	$9,550,222
Investments in unconsolidated joint ventures	$2,952,681		$2,848,363	$2,912,842	$2,923,595	$2,937,153
Debt and preferred equity investments	$1,221,936		$1,783,336	$1,580,306	$1,954,556	$2,228,912
Cash and cash equivalents	$1,015,348		$554,195	$166,070	$121,751	$148,978
Investment in marketable securities	$27,345		$25,353	$29,887	$30,208	$29,978

Total assets	$13,071,564		$13,220,607	$12,766,320	$13,294,984	$13,629,941

Fixed rate & hedged debt	$3,379,743		$3,032,513	$3,536,286	$3,538,829	$3,540,487
Variable rate debt	2,809,915	(2)	3,130,306	2,018,434	2,353,927	2,599,725
Total consolidated debt	$6,189,658		$6,162,819	$5,554,720	$5,892,756	$6,140,212
Deferred financing costs, net of amortization	(48,344)		(39,553)	(46,583)	(56,988)	(57,423)
Total consolidated debt, net	$6,141,314		$6,123,266	$5,508,137	$5,835,768	$6,082,789

Total liabilities	$7,281,652		$7,251,728	$6,555,975	$6,843,536	$7,062,331

Fixed rate & hedged debt, including SLG share of unconsolidated JV debt	$5,609,865		$5,265,219	$5,771,749	$5,777,022	$5,781,333
Variable rate debt, including SLG share of unconsolidated JV debt	4,809,840	(2)	5,029,683	3,811,107	4,046,204	4,158,776
Total debt, including SLG share of unconsolidated JV debt	$10,419,705		$10,294,902	$9,582,856	$9,823,226	$9,940,109

Selected Operating Data
Property operating revenues	$195,886		$222,631	$250,452	$248,028	$244,959
Property operating expenses	(90,389)		(107,855)	(114,867)	(117,768)	(113,309)
Property NOI	$105,497		$114,776	$135,585	$130,260	$131,650
SLG share of unconsolidated JV Property NOI	76,705		73,992	72,123	75,442	78,472
Property NOI, including SLG share of unconsolidated JV Property NOI	$182,202		$188,768	$207,708	$205,702	$210,122
Investment income	39,943		38,533	42,423	51,518	51,618
Other income	17,870		53,139	15,207	14,088	16,447
Marketing general & administrative expenses	(23,510)		(19,570)	(25,575)	(23,841)	(25,480)
SLG share of investment income and other income from unconsolidated JVs	2,939		1,918	1,736	1,437	2,141
Income taxes	900		1,134	1,027	(995)	680
Transaction costs, including SLG share of unconsolidated JVs	(373)		(65)	(369)	(44)	(261)
Loan loss and other investment reserves, net of recoveries	(6,813)		(11,248)	—	—	—
EBITDAre	$213,158		$252,609	$242,157	$247,865	$255,267

(1) Includes assets held for sale totaling $56.7 million for 400 East 58th Street.
(2) Does not reflect $0.5 billion of floating rate debt and preferred equity investments that provide a hedge against floating rate debt.

Supplemental Information	8	Second Quarter 2020

KEY FINANCIAL DATA Manhattan Properties (1) Unaudited (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	6/30/2020	3/31/2020	12/31/2019	9/30/2019	6/30/2019

Selected Operating Data
Property operating revenues	$188,134	$214,373	$233,500	$230,443	$227,427
Property operating expenses	79,560	97,312	100,672	101,871	97,927
Property NOI	$108,574	$117,061	$132,828	$128,572	$129,500

Other income - consolidated	$12,448	$45,348	$3,128	$6,210	$4,493

SLG share of property NOI from unconsolidated JVs	$76,704	$73,992	$72,111	$76,552	$78,979

Office Portfolio Statistics
Consolidated office buildings in service	18	18	20	20	20
Unconsolidated office buildings in service	10	10	10	10	10
	28	28	30	30	30

Consolidated office buildings in service - square footage	10,647,191	10,647,191	12,387,091	12,387,091	12,387,091
Unconsolidated office buildings in service - square footage	11,216,183	11,216,183	11,216,183	11,216,183	11,216,183
	21,863,374	21,863,374	23,603,274	23,603,274	23,603,274

Same-Store office occupancy inclusive of leases signed not yet commenced	95.2%	95.5%	96.0%	95.0%	94.8%

Office Leasing Statistics
New leases commenced	9	27	19	27	25
Renewal leases commenced	25	5	19	9	7
Total office leases commenced	34	32	38	36	32

Commenced office square footage filling vacancy	46,502	29,938	122,564	170,062	74,425
Commenced office square footage on previously occupied space (M-T-M leasing) (2)	269,823	136,523	415,750	181,226	279,649
Total office square footage commenced	316,325	166,461	538,314	351,288	354,074

Average starting cash rent psf - office leases commenced	$75.50	$68.33	$64.95	$77.09	$70.53
Previous escalated cash rent psf - office leases commenced (3)	$73.84	$73.52	$48.03	$73.39	$62.82
Increase in new cash rent over previously escalated cash rent (2) (3)	2.2%	(7.1)%	35.2%	5.0%	12.3%
Average lease term	7.8	11.3	7.4	16.1	11.5
Tenant concession packages psf	$31.37	$60.30	$37.38	$77.97	$79.94
Free rent months	5.0	6.0	4.4	4.4	7.1

(1) Property data includes operating office, retail, residential, development, and redevelopment properties.
(2) Calculated on space that was occupied within the previous 12 months.
(3) Escalated cash rent includes base rent plus all additional amounts paid by the tenant in the form of real estate taxes, operating expenses, porters wage or a consumer price index (CPI) adjustment, excluding concessions.

Supplemental Information	9	Second Quarter 2020

COMPARATIVE BALANCE SHEETS Unaudited (Dollars in Thousands)

	As of
	6/30/2020		3/31/2020	12/31/2019	9/30/2019	6/30/2019
Assets
Commercial real estate properties, at cost:
Land and land interests	$1,625,483		$1,662,840	$1,751,544	$1,860,922	$1,929,496
Building and improvements	5,363,464		5,417,965	5,154,990	5,352,144	5,749,261
Building leasehold and improvements	1,443,855		1,435,811	1,433,793	1,431,183	1,427,225
Right of use asset - financing leases	176,152		163,960	47,445	47,445	47,445
Right of use asset - operating leases	381,255		381,255	396,795	396,795	396,795
	8,990,209		9,061,831	8,784,567	9,088,489	9,550,222
Less: accumulated depreciation	(2,186,157)		(2,130,033)	(2,060,560)	(2,147,395)	(2,217,013)
Net real estate	6,804,052		6,931,798	6,724,007	6,941,094	7,333,209

Other real estate investments:
Investment in unconsolidated joint ventures	2,952,681		2,848,363	2,912,842	2,923,595	2,937,153
Debt and preferred equity investments, net	1,221,936	(1)	1,783,336	1,580,306	1,954,556	2,228,912

Assets held for sale, net	49,687	(2)	—	391,664	403,488	—
Cash and cash equivalents	1,015,348		554,195	166,070	121,751	148,978
Restricted cash	85,935		66,827	75,360	94,793	92,169
Investment in marketable securities	27,345		25,353	29,887	30,208	29,978
Tenant and other receivables, net of allowance of $19,926 at 6/30/2020	90,305		88,587	43,968	44,950	38,270
Related party receivables	16,984		26,092	21,121	20,030	23,686
Deferred rents receivable, net of allowance of $17,500 at 6/30/2020	302,729		310,138	283,011	306,431	341,659
Deferred costs, net	217,812		232,274	205,283	182,621	220,572
Other assets	286,750		353,644	332,801	271,467	235,355

Total Assets	$13,071,564		$13,220,607	$12,766,320	$13,294,984	$13,629,941

(1) Excludes debt and preferred equity investments totaling $34.9 million with a weighted average current yield of 6.51% that are included in other balance sheet line items.
(2) Includes 400 East 58th Street.

Supplemental Information	10	Second Quarter 2020

COMPARATIVE BALANCE SHEETS Unaudited (Dollars in Thousands)

	As of
	6/30/2020		3/31/2020	12/31/2019	9/30/2019	6/30/2019
Liabilities
Mortgages and other loans payable	$2,348,483		$2,010,217	$2,211,883	$2,454,684	$2,366,907
Unsecured term loans	1,500,000		1,500,000	1,500,000	1,500,000	1,500,000
Unsecured notes	1,252,366		1,252,602	1,502,837	1,503,072	1,503,305
Revolving credit facility	950,000		1,300,000	240,000	335,000	670,000
Deferred financing costs	(48,344)		(39,553)	(46,583)	(56,988)	(57,423)
Total debt, net of deferred financing costs	6,002,505		6,023,266	5,408,137	5,735,768	5,982,789
Accrued interest	14,903		26,377	22,148	27,568	25,564
Accounts payable and accrued expenses	165,565		158,750	166,905	143,361	133,473
Deferred revenue	99,655		116,197	114,052	126,321	122,941
Lease liability - financing leases	174,732		162,299	44,448	44,251	44,034
Lease liability - operating leases	361,221		363,990	381,671	384,661	387,602
Dividends and distributions payable	25,611		26,563	79,282	78,541	79,272
Security deposits	58,486		59,318	62,252	62,166	62,735
Liabilities related to assets held for sale	38,272	(1)	—	—	—	—
Junior subordinated deferrable interest debentures	100,000		100,000	100,000	100,000	100,000
Other liabilities	240,702		214,968	177,080	140,899	123,921
Total liabilities	7,281,652		7,251,728	6,555,975	6,843,536	7,062,331

Noncontrolling interest in operating partnership
(4,045 units outstanding) at 6/30/2020	358,702		358,895	409,862	401,863	401,824
Preferred units	225,448		266,019	283,285	286,285	286,285

Equity
Stockholders' Equity:
Series I Perpetual Preferred Shares	221,932		221,932	221,932	221,932	221,932
Common stock, $0.01 par value, 160,000 shares authorized, 74,730
issued and outstanding at 6/30/2020, including 1,055 shares held in treasury	748		776	803	826	835
Additional paid–in capital	4,021,891		4,146,306	4,286,395	4,407,667	4,451,209
Treasury stock	(124,049)		(124,049)	(124,049)	(124,049)	(124,049)
Accumulated other comprehensive loss	(82,371)		(80,868)	(28,485)	(40,132)	(28,395)
Retained earnings	1,081,821		1,099,369	1,084,719	1,225,904	1,288,390
Total SL Green Realty Corp. stockholders' equity	5,119,972		5,263,466	5,441,315	5,692,148	5,809,922

Noncontrolling interest in other partnerships	85,790		80,499	75,883	71,152	69,579

Total equity	5,205,762		5,343,965	5,517,198	5,763,300	5,879,501

Total Liabilities and Equity	$13,071,564		$13,220,607	$12,766,320	$13,294,984	$13,629,941

(1) Includes 400 East 58th Street.

Supplemental Information	11	Second Quarter 2020

COMPARATIVE STATEMENT OF OPERATIONS Unaudited (Dollars in Thousands Except Per Share)

	Three Months Ended		Three Months Ended	Six Months Ended
	June 30,	June 30,	March 31,	June 30,	June 30,
	2020	2019	2020	2020	2019
Revenues
Rental revenue, net	$174,141	$216,480	$195,463	$369,604	$429,119
Escalation and reimbursement revenues	21,745	28,479	27,168	48,913	55,958
Investment income	39,943	51,618	38,533	78,476	101,649
Other income	17,870	16,447	53,139	71,009	30,553
Total Revenues, net	253,699	313,024	314,303	568,002	617,279

Equity in net loss from unconsolidated joint ventures	(2,199)	(7,546)	(12,814)	(15,013)	(12,780)

Expenses
Operating expenses	40,897	58,317	53,866	94,763	116,015
Operating lease rent	7,831	8,298	7,367	15,198	16,596
Real estate taxes	41,661	46,694	46,622	88,283	93,382
Loan loss and other investment reserves, net of recoveries	6,813	—	11,248	18,061	—
Transaction related costs	373	261	65	438	316
Marketing, general and administrative	23,510	25,480	19,570	43,080	51,459
Total Operating Expenses	121,085	139,050	138,738	259,823	277,768

Operating Income	130,415	166,428	162,751	293,166	326,731

Interest expense, net of interest income	30,070	47,160	37,494	67,564	97,685
Amortization of deferred financing costs	2,661	2,712	2,500	5,161	5,454
Depreciation and amortization	95,941	69,461	68,279	164,220	137,804
Income from Continuing Operations (1)	1,743	47,095	54,478	56,221	85,788

Gain (loss) on sale of real estate	64,884	—	72,636	137,520	(1,049)
Equity in net gain on sale of joint venture interest / real estate	—	59,015	—	—	76,181
Purchase price and other fair value adjustments	—	67,631	—	—	65,590
Net Income	66,627	173,741	127,114	193,741	226,510

Net income attributable to noncontrolling interests	(4,093)	(6,172)	(5,909)	(10,002)	(8,687)
Dividends on preferred units	(2,353)	(2,729)	(2,666)	(5,019)	(5,453)

Net Income Attributable to SL Green Realty Corp	60,181	164,840	118,539	178,720	212,370

Dividends on perpetual preferred shares	(3,737)	(3,737)	(3,738)	(7,475)	(7,475)

Net Income Attributable to Common Stockholders	$56,444	$161,103	$114,801	$171,245	$204,895

Earnings per share - Net income per share (basic)	$0.74	$1.94	$1.47	$2.22	$2.46
Earnings per share - Net income per share (diluted)	$0.74	$1.94	$1.47	$2.22	$2.46
(1) Before gains on sale and equity in net gains and depreciable real estate reserves shown below.

Supplemental Information	12	Second Quarter 2020

COMPARATIVE COMPUTATION OF FFO AND FAD Unaudited (Dollars in Thousands Except Per Share)

	Three Months Ended		Three Months Ended	Six Months Ended
	June 30,	June 30,	March 31,	June 30,	June 30,
	2020	2019	2020	2020	2019
Funds from Operations
Net Income Attributable to Common Stockholders	$56,444	$161,103	$114,801	$171,245	$204,895

Depreciation and amortization	95,941	69,461	68,279	164,220	137,804
Unconsolidated JV depreciation and noncontrolling interests adjustments	45,107	49,903	56,318	101,425	97,528
Net income attributable to noncontrolling interests	4,093	6,172	5,909	10,002	8,687
(Gain) loss on sale of real estate	(64,884)	—	(72,636)	(137,520)	1,049
Equity in net gain on sale of joint venture property / real estate	—	(59,015)	—	—	(76,181)
Purchase price and other fair value adjustments	—	(67,631)	—	—	(65,590)
Non-real estate depreciation and amortization	(609)	(746)	(650)	(1,259)	(1,453)
Funds From Operations	$136,092	$159,247	$172,021	$308,113	$306,739

Funds From Operations - Basic per Share	$1.70	$1.83	$2.09	$3.79	$3.51

Funds From Operations - Diluted per Share	$1.70	$1.82	$2.08	$3.79	$3.50

Funds Available for Distribution
FFO	$136,092	$159,247	$172,021	$308,113	$306,739

Non real estate depreciation and amortization	609	746	650	1,259	1,453
Amortization of deferred financing costs	2,661	2,712	2,500	5,161	5,454
Non-cash deferred compensation	4,697	5,570	16,865	21,562	18,386
FAD adjustment for joint ventures	(11,698)	(29,320)	(13,219)	(24,917)	(52,085)
Straight-line rental income and other non cash adjustments	11,004	(8,121)	(47,359)	(36,355)	(12,716)
Second cycle tenant improvements	(11,147)	(19,248)	(18,637)	(29,784)	(27,669)
Second cycle leasing commissions	(1,861)	(4,945)	(3,044)	(4,905)	(11,955)
Revenue enhancing recurring CAPEX	(283)	(665)	(184)	(467)	(998)
Non-revenue enhancing recurring CAPEX	(5,260)	(15,323)	(3,609)	(8,869)	(23,707)
Reported Funds Available for Distribution	$124,814	$90,653	$105,984	$230,798	$202,902

First cycle tenant improvements	$45	$1,388	$4,395	$4,440	$1,748
First cycle leasing commissions	$68	$8,965	$1,741	$1,809	$14,034
Development costs	$14,313	$5,257	$22,478	$36,791	$9,912
Redevelopment costs	$34,811	$12,898	$35,885	$70,696	$19,011
Capitalized interest	$16,368	$12,019	$20,483	$36,851	$22,528

Supplemental Information	13	Second Quarter 2020

CONSOLIDATED STATEMENT OF EQUITY Unaudited (Dollars in Thousands)

							Accumulated
	Series I						Other
	Preferred	Common	Additional	Treasury	Retained	Noncontrolling	Comprehensive
	Stock	Stock	Paid-In Capital	Stock	Earnings	Interests	Loss	TOTAL

Balance at December 31, 2019	$221,932	$803	$4,286,395	$(124,049)	$1,084,719	$75,883	$(28,485)	$5,517,198
Cumulative adjustment upon adoption of ASC 326					(39,184)			(39,184)
Balance at January 1, 2020	$221,932	$803	$4,286,395	$(124,049)	$1,045,535	$75,883	$(28,485)	$5,478,014
Net income					178,720	730		179,450
Acquisition of subsidiary interest from noncontrolling interest			(3,123)			1,587		(1,536)
Preferred dividends					(7,475)			(7,475)
Cash distributions declared ($1.18 per common share)					(89,272)			(89,272)
Cash distributions to noncontrolling interests						(596)		(596)
Other comprehensive loss - unrealized loss on derivative instruments							(45,527)	(45,527)
Other comprehensive loss - SLG share of unconsolidated joint venture net unrealized loss on derivative instruments							(5,943)	(5,943)
Other comprehensive loss - unrealized loss on marketable securities							(2,416)	(2,416)
DRSPP proceeds			364					364
Repurchases of common stock		(56)	(283,981)		(76,831)			(360,868)
Conversion of units of the Operating Partnership to common stock			8,743					8,743
Contributions to consolidated joint ventures						8,186		8,186
Reallocation of noncontrolling interests in the Operating Partnership					31,144			31,144
Deferred compensation plan and stock awards, net		1	13,493					13,494
Balance at June 30, 2020	$221,932	$748	$4,021,891	$(124,049)	$1,081,821	$85,790	$(82,371)	$5,205,762

RECONCILIATION OF SHARES AND UNITS OUTSTANDING, AND DILUTION COMPUTATION

	Common Stock	OP Units	Stock-Based Compensation	Diluted Shares

Share Count at December 31, 2019	79,202,322	4,195,875	—	83,398,197

YTD share activity	(5,527,813)	(151,320)	—	(5,679,133)
Share Count at June 30, 2020	73,674,509	4,044,555	—	77,719,064

Weighting factor	2,256,872	75,824	167,284	2,499,980
Weighted Average Share Count at June 30, 2020 - Diluted	75,931,381	4,120,379	167,284	80,219,044

Supplemental Information	14	Second Quarter 2020

JOINT VENTURE STATEMENTS Balance Sheet for Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	June 30, 2020		March 31, 2020		December 31, 2019

	Total	SLG Share	Total	SLG Share	Total	SLG Share
Assets
Commercial real estate properties, at cost:
Land and land interests	$3,902,348	$1,886,192	$3,902,348	$1,886,192	$3,902,348	$1,886,192
Building and improvements	10,641,677	5,364,742	10,477,826	5,252,112	10,362,434	5,173,363
Building leasehold and improvements	394,503	200,176	394,503	200,176	394,503	200,176
Right of use asset - financing leases	634,822	321,864	634,822	321,864	634,822	321,864
Right of use asset - operating leases	242,852	119,543	242,852	119,543	236,519	116,376
	15,816,202	7,892,517	15,652,351	7,779,887	15,530,626	7,697,971
Less: accumulated depreciation	(1,338,574)	(602,970)	(1,259,444)	(565,902)	(1,180,998)	(529,232)
Net real estate	14,477,628	7,289,547	14,392,907	7,213,985	14,349,628	7,168,739

Cash and cash equivalents	223,050	111,237	232,926	112,724	260,476	131,549
Restricted cash	89,825	42,707	96,279	46,959	75,713	34,779
Tenant and other receivables, net of allowance of $14,151 at 6/30/2020, of which $7,223 is SLG share	39,939	14,920	13,812	3,335	49,259	20,835
Deferred rents receivable, net of allowance of $5,322 at 6/30/2020, of which $2,835 is SLG share	341,478	165,024	333,025	160,502	321,806	154,330
Deferred costs, net	212,450	119,732	211,180	118,303	209,806	117,029
Other assets	1,735,307	768,184	1,786,373	794,221	1,829,623	811,189
Total Assets	$17,119,677	$8,511,351	$17,066,502	$8,450,029	$17,096,311	$8,438,450

Liabilities and Equity
Mortgage and other loans payable, net of deferred financing costs of $94,088 at 6/30/2020, of which $48,059 is SLG share	$9,249,195	$4,181,988	$9,116,172	$4,091,392	$8,951,869	$3,984,521
Accrued interest	27,084	10,787	25,188	10,852	27,078	11,645
Accounts payable and accrued expenses	236,611	127,832	209,750	109,103	242,918	125,895
Deferred revenue	1,408,880	624,512	1,459,796	648,860	1,501,616	668,791
Lease liability - financing leases	637,212	323,018	637,274	323,056	637,290	323,071
Lease liability - operating leases	263,251	128,957	264,887	129,789	260,090	127,405
Security deposits	28,162	11,195	28,751	11,387	28,859	11,333
Other liabilities	21,563	12,108	20,675	11,701	9,449	4,842
Equity	5,247,719	3,090,954	5,304,009	3,113,889	5,437,142	3,180,947
Total Liabilities and Equity	$17,119,677	$8,511,351	$17,066,502	$8,450,029	$17,096,311	$8,438,450

Supplemental Information	15	Second Quarter 2020

JOINT VENTURE STATEMENTS Statement of Operations for Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	Three Months Ended		Three Months Ended		Three Months Ended
	June 30, 2020		March 31, 2020		June 30, 2019

	Total	SLG Share	Total	SLG Share	Total	SLG Share
Revenues
Rental revenue, net	$233,382	$102,796	$238,412	$105,304	$248,446	$108,310
Escalation and reimbursement revenues	32,596	14,909	39,651	18,192	36,451	17,017
Investment income	1,251	310	1,237	307	1,417	476
Other income	4,289	2,629	3,220	1,611	4,134	1,665
Total Revenues, net	$271,518	$120,644	$282,520	$125,414	$290,448	$127,468

Expenses
Operating expenses	$35,338	$14,863	$51,590	$22,479	$48,514	$20,683
Operating lease rent	6,201	3,009	6,361	3,090	6,234	3,026
Real estate taxes	51,735	23,128	53,372	23,935	51,987	23,146
Total Operating Expenses	$93,274	$41,000	$111,323	$49,504	$106,735	$46,855

Operating Income	$178,244	$79,644	$171,197	$75,910	$183,713	$80,613

Interest expense, net of interest income	$79,638	$32,714	$86,324	$35,777	$93,693	$38,281
Amortization of deferred financing costs	4,808	1,693	4,814	1,687	4,782	1,591
Depreciation and amortization	98,854	46,217	98,584	45,874	103,681	48,176
Net Loss	$(5,056)	$(980)	$(18,525)	$(7,428)	$(18,443)	$(7,435)

Real estate depreciation	98,568	46,161	98,296	45,817	103,392	48,120
FFO Contribution	$93,512	$45,181	$79,771	$38,389	$84,949	$40,685

FAD Adjustments:
Non real estate depreciation and amortization	$286	$56	$288	$57	$289	$56
Amortization of deferred financing costs	4,808	1,693	4,814	1,687	4,782	1,591
Straight-line rental income and other non-cash adjustments	(15,245)	(8,390)	(17,177)	(9,949)	(38,144)	(20,386)
Second cycle tenant improvement	(4,131)	(2,125)	(4,664)	(2,032)	(12,766)	(6,712)
Second cycle leasing commissions	(2,651)	(1,388)	(3,728)	(1,867)	(983)	(499)
Revenue enhancing recurring CAPEX	(1,306)	(513)	(555)	(57)	(1,054)	(368)
Non-revenue enhancing recurring CAPEX	(2,004)	(1,031)	(1,092)	(1,058)	(6,907)	(3,002)
Total FAD Adjustments	$(20,243)	$(11,698)	$(22,114)	$(13,219)	$(54,783)	$(29,320)

First cycle tenant improvement	$6,318	$2,529	$7,412	$3,647	$5,943	$3,106
First cycle leasing commissions	$14	$7	$252	$112	$133	$68
Development costs	$151,046	$107,258	$100,728	$71,527	$147,326	$104,617
Redevelopment costs	$514	$210	$1,251	$648	$5,115	$2,258
Capitalized interest	$7,890	$5,603	$8,729	$6,198	$5,571	$3,956

Supplemental Information	16	Second Quarter 2020

JOINT VENTURE STATEMENTS Statement of Operations for Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	Six Months Ended		Six Months Ended
	June 30, 2020		June 30, 2019

	Total	SLG Share	Total	SLG Share
Revenues
Rental revenue, net	$471,794	$208,100	$506,338	$220,042
Escalation and reimbursement revenues	72,247	33,101	75,495	35,275
Investment income	2,488	617	9,068	2,703
Other income	7,509	4,240	7,066	2,729
Total Revenues, net	$554,038	$246,058	$597,967	$260,749

Expenses
Operating expenses	$86,928	$37,342	$102,638	$43,539
Operating lease rent	12,562	6,099	12,135	5,886
Real estate taxes	105,107	47,063	106,223	46,785
Total Operating Expenses	$204,597	$90,504	$220,996	$96,210

Operating Income	$349,441	$155,554	$376,971	$164,539

Interest expense, net of interest income	$165,962	$68,491	$190,316	$77,688
Amortization of deferred financing costs	9,622	3,380	9,998	3,159
Depreciation and amortization	197,438	92,091	208,012	96,304
Net Loss	$(23,581)	$(8,408)	$(31,355)	$(12,612)

Real estate depreciation	196,864	91,978	207,434	96,191
FFO Contribution	$173,283	$83,570	$176,079	$83,579

FAD Adjustments:
Non real estate depreciation and amortization	$574	$113	$578	$113
Amortization of deferred financing costs	9,622	3,380	9,998	3,159
Straight-line rental income and other non-cash adjustments	(32,422)	(18,339)	(79,609)	(42,412)
Second cycle tenant improvement	(8,795)	(4,157)	(15,056)	(7,594)
Second cycle leasing commissions	(6,379)	(3,255)	(2,580)	(1,223)
Revenue enhancing recurring CAPEX	(1,861)	(570)	(1,286)	(463)
Non-revenue enhancing recurring CAPEX	(3,096)	(2,089)	(8,885)	(3,665)
Total FAD Adjustments	$(42,357)	$(24,917)	$(96,840)	$(52,085)

First cycle tenant improvement	$13,730	$6,176	$11,807	$5,085
First cycle leasing commissions	$266	$119	$378	$193
Development costs	$251,774	$178,785	$296,375	$210,457
Redevelopment costs	$1,765	$858	$4,339	$1,634
Capitalized Interest	$16,619	$11,801	$10,500	$7,456

Supplemental Information	17	Second Quarter 2020

SELECTED FINANCIAL DATA Net Operating Income Unaudited (Dollars in Thousands)

	Three Months Ended		Three Months Ended	Six Months Ended
	June 30,	June 30,	March 31,	June 30,	June 30,
	2020	2019	2020	2020	2019

Net Operating Income (1)	$108,246	$138,358	$120,619	$228,865	$273,863
SLG share of property NOI from unconsolidated JVs	77,841	79,556	75,067	152,908	161,259
NOI including SLG share of unconsolidated JVs	$186,087	$217,914	$195,686	$381,773	$435,122
Partners' share of NOI - consolidated JVs	(940)	(488)	(675)	(1,615)	(997)
NOI - SLG share	$185,147	$217,426	$195,011	$380,158	$434,125

NOI, including SLG share of unconsolidated JVs	$186,087	$217,914	$195,686	$381,773	$435,122
Free rent (net of amortization)	(4,575)	(16,012)	(3,804)	(8,379)	(32,459)
Amortization of acquired above and below-market leases, net	(5,436)	(5,503)	(5,060)	(10,496)	(11,112)
Straight-line revenue adjustment	(6,604)	(4,615)	(5,031)	(11,634)	(9,672)
Straight-line tenant credit loss	7,310	18	494	7,804	2,754
Operating lease straight-line adjustment	770	988	903	1,672	1,960
Cash NOI, including SLG share of unconsolidated JVs	$177,552	$192,790	$183,188	$360,740	$386,593
Partners' share of cash NOI - consolidated JVs	(685)	(502)	(612)	(1,297)	(1,006)
Cash NOI - SLG share	$176,867	$192,288	$182,576	$359,443	$385,587

(1) Includes SL Green Management Corp. and Emerge 212. Excludes lease termination income.

NOI Summary by Portfolio (1) - SLG Share

	Three Months Ended June 30, 2020		Six Months Ended June 30, 2020

	NOI	Cash NOI	NOI	Cash NOI

Manhattan Operating Properties	$161,881	$155,155	$321,423	$301,744
Retail Operating Properties	11,456	9,047	24,298	20,635
Residential Operating Properties	3,703	3,678	7,411	7,415
Suburban Operating Properties	2,400	2,650	4,944	5,493
Development/Redevelopment	7,894	8,616	17,266	19,794
Total Operating and Development	187,334	179,146	375,342	355,081
Property Dispositions	1,522	1,287	8,053	7,333
Other (2)	(3,709)	(3,566)	(3,237)	(2,971)
Total	$185,147	$176,867	$380,158	$359,443

(1) Portfolio composition consistent with the Selected Property Data tables
(2) Includes SL Green Management Corp., Emerge 212, Belmont Insurance Company and Ticonderoga Insurance Company

Supplemental Information	18	Second Quarter 2020

SELECTED FINANCIAL DATA 2020 Same Store Net Operating Income - Wholly Owned and Consolidated JVs Unaudited (Dollars in Thousands)

		Three Months Ended			Three Months Ended	Six Months Ended
		June 30,	June 30,		March 31,	June 30,	June 30,
		2020	2019	%	2020	2020	2019	%
Revenues
	Rental revenue, net	$161,796	$169,482	(4.5)%	$169,526	$331,321	$336,571	(1.6)%
	Escalation & reimbursement revenues	20,408	23,332	(12.5)%	24,623	45,031	46,043	(2.2)%
	Other income	10,794	796	1,256.0%	370	11,164	1,270	779.1%
	Total Revenues	$192,998	$193,610	(0.3)%	$194,519	$387,516	$383,884	0.9%

Expenses
	Operating expenses	$33,343	$44,242	(24.6)%	$43,901	$77,243	$88,567	(12.8)%
	Operating lease rent	7,449	7,145	4.3%	6,939	14,387	14,290	0.7%
	Real estate taxes	40,500	38,130	6.2%	40,508	81,009	76,260	6.2%
		$81,292	$89,517	(9.2)%	$91,348	$172,639	$179,117	(3.6)%

	Operating Income	$111,706	$104,093	7.3%	$103,171	$214,877	$204,767	4.9%

	Interest expense & amortization of financing costs	$14,783	$14,225	3.9%	$14,199	$28,982	$28,336	2.3%
	Depreciation & amortization	53,224	49,192	8.2%	57,944	111,169	98,764	12.6%

	Income before noncontrolling interest	$43,699	$40,676	7.4%	$31,028	$74,726	$77,667	(3.8)%
Plus:	Real estate depreciation & amortization	53,205	49,173	8.2%	57,925	111,130	98,724	12.6%
	FFO Contribution	$96,904	$89,849	7.9%	$88,953	$185,856	$176,391	5.4%

Less:	Non–building revenue	224	116	93.1%	329	553	140	295.0%

Plus:	Interest expense & amortization of financing costs	14,783	14,225	3.9%	14,199	28,982	28,336	2.3%
	Non-real estate depreciation	19	19	—%	19	39	40	(2.5)%
	NOI	$111,482	$103,977	7.2%	$102,842	$214,324	$204,627	4.7%

Cash Adjustments
Less:	Free rent (net of amortization)	$3,073	$5,292	(41.9)%	$2,570	$5,643	$10,391	(45.7)%
	Straight-line revenue adjustment	1,065	483	120.5%	(886)	179	914	(80.4)%
	Amortization of acquired above and below-market leases, net	1,565	1,213	29.0%	2,376	3,941	2,451	60.8%
Plus:	Operating lease straight-line adjustment	385	514	(25.1)%	429	814	1,028	(20.8)%
	Straight-line tenant credit loss	5,230	(3)	N/A	12	5,243	770	580.9%
	Cash NOI	$111,394	$97,500	14.3%	$99,223	$210,618	$192,669	9.3%

Operating Margins
	NOI to real estate revenue, net	57.8%	53.7%		53.0%	55.4%	53.3%
	Cash NOI to real estate revenue, net	57.8%	50.4%		51.1%	54.4%	50.2%

	NOI before operating lease rent/real estate revenue, net	61.7%	57.4%		56.5%	59.1%	57.0%
	Cash NOI before operating lease rent/real estate revenue, net	61.4%	53.8%		54.4%	57.9%	53.7%

Supplemental Information	19	Second Quarter 2020

SELECTED FINANCIAL DATA 2020 Same Store Net Operating Income - Unconsolidated JVs Unaudited (Dollars in Thousands, SLG Share)

		Three Months Ended			Three Months Ended	Six Months Ended
		June 30,	June 30,		March 31,	June 30,	June 30,
		2020	2019	%	2020	2020	2019	%
Revenues
	Rental revenue, net	$103,397	$106,908	(3.3)%	$105,832	$209,228	$214,880	(2.6)%
	Escalation & reimbursement revenues	15,257	16,874	(9.6)%	18,542	33,798	34,972	(3.4)%
	Other income	433	1,105	(60.8)%	965	1,397	1,670	(16.3)%
	Total Revenues	$119,087	$124,887	(4.6)%	$125,339	$244,423	$251,522	(2.8)%

Expenses
	Operating expenses	$14,611	$19,796	(26.2)%	$22,116	$36,727	$41,214	(10.9)%
	Operating lease rent	2,824	2,840	—%	2,904	5,727	5,581	—%
	Real estate taxes	23,260	22,735	2.3%	24,067	47,327	45,478	4.1%
		$40,695	$45,371	(10.3)%	$49,087	$89,781	$92,273	(2.7)%

	Operating Income	$78,392	$79,516	(1.4)%	$76,252	$154,642	$159,249	(2.9)%

	Interest expense & amortization of financing costs	$35,037	$40,728	(14.0)%	$38,013	$73,051	$81,674	(10.6)%
	Depreciation & amortization	44,387	45,770	(3.0)%	44,050	88,437	90,480	(2.3)%

	Loss before noncontrolling interest	$(1,032)	$(6,982)	(85.2)%	$(5,811)	$(6,846)	$(12,905)	(47.0)%
Plus:	Real estate depreciation & amortization	44,330	45,714	(3.0)%	43,993	88,324	90,367	(2.3)%
	FFO Contribution	$43,298	$38,732	11.8%	$38,182	$81,478	$77,462	5.2%

Less:	Non–building revenue	223	649	(65.6)%	947	1,170	856	36.7%

Plus:	Interest expense & amortization of financing costs	35,037	40,728	(14.0)%	38,013	73,051	81,674	(10.6)%
	Non-real estate depreciation	57	56	—%	57	113	113	—%
	NOI	$78,169	$78,867	(0.9)%	$75,305	$153,472	$158,393	(3.1)%

Cash Adjustments
Less:	Free rent (net of amortization)	$825	$9,851	(91.6)%	$1,090	$1,914	$20,361	(90.6)%
	Straight-line revenue adjustment	4,775	5,987	(20.2)%	5,183	9,958	12,370	(19.5)%
	Amortization of acquired above and below-market leases, net	3,812	4,248	(10.3)%	3,827	7,639	8,510	(10.2)%
Plus:	Operating lease straight-line adjustment	252	342	(26.3)%	342	594	735	—%
	Straight-line tenant credit loss	1,270	1	N/A	471	1,741	298	—%
	Cash NOI	$70,279	$59,124	18.9%	$66,018	$136,296	$118,185	15.3%

Operating Margins
	NOI to real estate revenue, net	65.8%	63.5%		60.5%	63.1%	63.2%
	Cash NOI to real estate revenue, net	59.1%	47.6%		53.1%	56.0%	47.1%

	NOI before operating lease rent/real estate revenue, net	68.1%	65.8%		62.9%	65.4%	65.4%
	Cash NOI before operating lease rent/real estate revenue, net	61.3%	49.6%		55.1%	58.1%	49.1%

Supplemental Information	20	Second Quarter 2020

SELECTED FINANCIAL DATA 2020 Same Store Net Operating Income Unaudited (Dollars in Thousands)

		Three Months Ended			Three Months Ended	Six Months Ended
		June 30,	June 30,		March 31,	June 30,	June 30,
		2020	2019	%	2020	2020	2019	%
Revenues
	Rental revenue, net	$161,796	$169,482	(4.5)%	$169,526	$331,321	$336,571	(1.6)%
	Escalation & reimbursement revenues	20,408	23,332	(12.5)%	24,623	45,031	46,043	(2.2)%
	Other income	10,794	796	1,256.0%	370	11,164	1,270	779.1%
	Total Revenues	$192,998	$193,610	(0.3)%	$194,519	$387,516	$383,884	0.9%

	Equity in Net Loss from Unconsolidated Joint Ventures (1)	$(1,032)	$(6,982)	(85.2)%	$(5,811)	$(6,846)	$(12,905)	(47.0)%
Expenses
	Operating expenses	$33,343	$44,242	(24.6)%	$43,901	$77,243	$88,567	(12.8)%
	Operating lease rent	7,449	7,145	4.3%	6,939	14,387	14,290	0.7%
	Real estate taxes	40,500	38,130	6.2%	40,508	81,009	76,260	6.2%
		$81,292	$89,517	(9.2)%	$91,348	$172,639	$179,117	(3.6)%

	Operating Income	$110,674	$97,111	14.0%	$97,360	$208,031	$191,862	8.4%

	Interest expense & amortization of financing costs	$14,783	$14,225	3.9%	$14,199	$28,982	$28,336	2.3%
	Depreciation & amortization	53,224	49,192	8.2%	57,944	111,169	98,764	12.6%

	Income before noncontrolling interest	$42,667	$33,694	26.6%	$25,217	$67,880	$64,762	4.8%
Plus:	Real estate depreciation & amortization	53,205	49,173	8.2%	57,925	111,130	98,724	12.6%
	Joint Ventures Real estate depreciation & amortization (1)	44,330	45,714	(3.0)%	43,993	88,324	$90,367	(2.3)%
	FFO Contribution	$140,202	$128,581	9.0%	$127,135	$267,334	$253,853	5.3%

Less:	Non–building revenue	$224	$116	93.1%	$329	$553	$140	295.0%
	Joint Ventures Non–building revenue (1)	223	649	(65.6)%	947	1,170	856	36.7%

Plus:	Interest expense & amortization of financing costs	14,783	14,225	3.9%	14,199	28,982	28,336	2.3%
	Joint Ventures Interest expense & amortization of financing costs (1)	35,037	40,728	(14.0)%	38,013	73,051	81,674	(10.6)%
	Non-real estate depreciation	19	19	—%	19	39	40	(2.5)%
	Joint Ventures Non-real estate depreciation (1)	57	56	1.8%	57	113	113	—%
	NOI	$189,651	$182,844	3.7%	$178,147	$367,796	$363,020	1.3%

Cash Adjustments
	Non-cash adjustments	$(88)	$(6,477)	(98.6)%	$(3,619)	$(3,706)	$(11,958)	(69.0)%
	Joint Venture non-cash adjustments (1)	(7,890)	(19,743)	(60.0)%	(9,287)	(17,176)	(40,208)	(57.3)%
	Cash NOI	$181,673	$156,624	16.0%	$165,241	$346,914	$310,854	11.6%

Operating Margins
	NOI to real estate revenue, net	60.9%	57.5%		55.9%	58.4%	57.2%
	Cash NOI to real estate revenue, net	58.3%	49.3%		51.9%	55.0%	49.0%

	NOI before operating lease rent/real estate revenue, net	64.2%	60.7%		59.0%	61.6%	60.4%
	Cash NOI before operating lease rent/real estate revenue, net	61.4%	52.2%		54.7%	58.0%	51.9%

(1) The amount represents the Company's share of same-store unconsolidated joint venture activity. The Company does not control investments in unconsolidated joint ventures.

Supplemental Information	21	Second Quarter 2020

DEBT SUMMARY SCHEDULE Consolidated Unaudited (Dollars in Thousands)

		Principal			2020	Initial		Principal	As-Of	Final
	Ownership	Outstanding			Principal	Maturity		Due at	Right	Maturity	Earliest
Fixed rate debt	Interest (%)	6/30/2020	Coupon (1)		Amortization	Date		Maturity	Extension	Date (2)	Prepayment (3)
Secured fixed rate debt
100 Church Street	100.0	$207,112	4.68%		$4,421	Jul-22		$197,784	—	Jul-22	Apr-22
420 Lexington Avenue	100.0	296,626	3.99%		5,130	Oct-24		272,749	—	Oct-40	Jul-24
400 East 58th Street	90.0	38,809	3.00%		863	Nov-26		34,044	—	Nov-26	Open
Landmark Square	100.0	100,000	4.90%		—	Jan-27		100,000	—	Jan-27	Oct-26
485 Lexington Avenue	100.0	450,000	4.25%		—	Feb-27		450,000	—	Feb-27	Oct-26
1080 Amsterdam	92.5	34,830	3.59%		705	Feb-27		29,599	—	Feb-27	Open
		$1,127,377	4.25%		$11,119			$1,084,176
Unsecured fixed rate debt
Unsecured notes (swapped)		$350,000	1.52%		$—	Aug-21		$350,000	—	Aug-21	Open
Unsecured notes		499,749	3.25%		—	Oct-22		500,000	—	Oct-22	Open
Unsecured notes		302,617	4.50%		—	Dec-22		300,000	—	Dec-22	Open
Term loan (swapped)		1,000,000	3.19%	(4)	—	Mar-23	(4)	1,000,000	—	Mar-23	Open
Unsecured notes		100,000	4.27%		—	Dec-25		100,000	—	Dec-25	Open
		$2,252,366	3.17%		$—			$2,250,000

Total Fixed Rate Debt		$3,379,743	3.53%		$11,119			$3,334,176
Floating rate debt
Secured floating rate debt
FHLB Facility (LIBOR + 16.5 bps)		$10,000	0.33%		$—	Jul-20	(5)	$10,000	—	Jul-20	Open
133 Greene Street (LIBOR + 200 bps)	100.0	15,523	2.16%		—	Aug-20		15,523	—	Aug-21	Open
FHLB Facility (LIBOR + 26 bps)		15,000	0.42%		—	Aug-20		15,000	—	Aug-20	Open
106 Spring Street (LIBOR + 250 bps)	100.0	38,025	2.66%		—	Jan-21		38,025	—	Jan-22	Open
FHLB Facility (LIBOR + 18 bps)		35,000	0.34%		—	Jan-21		35,000	—	Jan-21	Open
609 Fifth Avenue - Office Condominium (LIBOR + 240 bps)	100.0	57,651	2.56%		—	Mar-21		57,651	Mar-22	Mar-24	Open
185 Broadway (LIBOR + 285 bps)	100.0	137,857	3.01%		—	Nov-21		137,858	—	Nov-23	Open
712 Madison Avenue (LIBOR + 185 bps)	100.0	28,000	2.01%		—	Dec-21		28,000	—	Dec-22	Open
410 Tenth Avenue (LIBOR + 222.5 bps)	70.9	362,859	2.39%		—	May-22		362,859	—	May-24	Open
220 East 42nd (LIBOR + 275 bps)	100.0	510,000	2.91%		—	Jun-23		510,000	—	June-25	Open
719 Seventh Avenue (LIBOR + 120 bps)	75.0	50,000	1.36%		—	Sep-23		50,000	—	Sep-23	Open
		$1,259,915	2.54%		$—			$1,259,916
Unsecured floating rate debt
Revolving credit facility (LIBOR + 100 bps)		$950,000	1.16%		$—	Mar-22		$950,000	Mar-23	Mar-23	Open
Term loan (LIBOR + 110 bps)		300,000	1.26%		—	Mar-23		300,000	—	Mar-23	Open
Term loan (LIBOR + 100 bps)		200,000	1.16%		—	Nov-24		200,000	—	Nov-24	Open
Junior subordinated deferrable interest debentures (3mo. LIBOR + 125 bps)		100,000	1.55%		—	Jul-35		100,000	—	Jul-35	Open
		$1,550,000	1.21%		$—			$1,550,000

Total Floating Rate Debt		$2,809,915	1.80%		$—			$2,809,916

Total Debt - Consolidated		$6,189,658	2.75%		$11,119			$6,144,092

400 East 58th Street (Held for Sale)		(38,809)

Deferred financing costs		(48,344)
Total Debt - Consolidated, net		$6,102,505	2.76%

Total Debt - Joint Venture, net		$4,181,988	3.17%

Total Debt including SLG share of unconsolidated JV Debt		$10,419,705	2.92%
Weighted Average Balance & Interest Rate for the quarter, including SLG share of JV Debt		$10,410,795	2.98%

(1) Coupon for floating rate debt determined using the effective 1-month LIBOR rate at the end of the quarter of 0.16% or the 3-month LIBOR rate at the end of the quarter of 0.30%. Coupon for loans that are subject to LIBOR floors were determined using the LIBOR floors.

(2) Reflects exercise of all available extension options.
(3) Loans noted as "open" may be subject to certain fees, premiums or penalties on early repayment.
(4) Represents a blended fixed rate inclusive of the effect of the following swaps: $200 million @ 1.93% maturing November 2020, $200 million @ 1.13% and $100 million @ 1.16% maturing July 2023, $150 million @ 2.70% maturing January 2024, $200 million @ 2.74% and $150 million @ 2.72% maturing January 2026.

(5) In July 2020, this loan was repaid and a new loan was drawn for $10 million. The new loan bears interest at a floating rate of LIBOR + 28 bps and matures in January 2021.

Supplemental Information	22	Second Quarter 2020

DEBT SUMMARY SCHEDULE Unconsolidated JVs Unaudited (Dollars in Thousands)

		Principal Outstanding				2020	Initial		Principal	As-Of	Final
	Ownership	6/30/20				Principal Amortization	Maturity		Due at Maturity	Right	Maturity	Earliest
Fixed rate debt	Interest (%)	Gross Principal	SLG Share	Coupon (1)		(SLG Share)	Date		(SLG Share)	Extension	Date (2)	Prepayment (3)
717 Fifth Avenue (mortgage)	10.9	$300,000	$32,748	4.45%		$—	Jul-22		$32,748	—	Jul-22	Open
717 Fifth Avenue (mezzanine)	10.9	355,328	38,788	5.50%		—	Jul-22		38,788	—	Jul-22	Mar-22
650 Fifth Avenue (mortgage)	50.0	210,000	105,000	4.46%		—	Oct-22		105,000	—	Oct-22	Open
650 Fifth Avenue (mezzanine)	50.0	65,000	32,500	5.45%		—	Oct-22		32,500	—	Oct-22	Open
21 East 66th Street	32.3	12,000	3,874	3.60%		—	Apr-23		3,874	—	Apr-28	Open
919 Third Avenue	51.0	500,000	255,000	5.12%		—	Jun-23		255,000	—	Jun-23	Feb-23
1515 Broadway	56.9	829,666	471,823	3.93%		10,202	Mar-25		419,372	—	Mar-25	Sep-24
11 Madison Avenue	60.0	1,400,000	840,000	3.84%		—	Sep-25		840,000	—	Sep-25	Mar-25
800 Third Avenue (swapped)	60.5	177,000	107,120	3.37%		—	Feb-26		107,120	—	Feb-26	Open
400 East 57th Street	41.0	97,024	39,780	3.00%		884	Nov-26		36,042	—	Nov-26	Open
Worldwide Plaza	24.4	1,200,000	292,200	3.98%		—	Nov-27		292,200	—	Nov-27	Jul-27
Stonehenge Portfolio	Various	196,112 (4)	11,289	3.50%		94	Various	(4)	10,114	—	Various	Open
Total Fixed Rate Debt		$5,342,130	$2,230,122	4.07%	(5)	$11,180			$2,172,758
Floating rate debt
280 Park Avenue (LIBOR + 173 bps)	50.0	$1,200,000	$600,000	1.89%		$—	Sep-20		$600,000	Sep-24	Sep-24	Open
1552 Broadway (LIBOR + 265 bps)	50.0	195,000	97,500	2.81%		—	Oct-20		97,500	—	Oct-22	Open
121 Greene Street (LIBOR + 150 bps)	50.0	15,000	7,500	1.66%		—	Nov-20		7,500	—	Nov-21	Open
11 West 34th Street (LIBOR + 145 bps)	30.0	23,000	6,900	1.61%		—	Jan-21		6,900	Jan-23	Jan-23	Open
100 Park Avenue (LIBOR + 175 bps)	49.9	355,066	177,177	1.91%		1,934	Feb-21		175,858	—	Feb-21	Open
One Vanderbilt (LIBOR + 250 bps)	71.0	969,814	688,665	2.66%		—	Sep-21		688,665	—	Sep-23	Open
2 Herald Square (LIBOR + 145 bps)	51.0	214,500	109,395	1.61%		—	Nov-21		109,395	—	Nov-23	Open
55 West 46th Street - Tower 46 (LIBOR + 125 bps)	25.0	192,524	48,131	1.41%		—	Aug-22		48,131	—	Aug-24	Open
115 Spring Street (LIBOR + 340 bps)	51.0	65,550	33,431	3.56%		—	Sep-23		33,431	—	Sep-23	Open
10 East 53rd Street (LIBOR + 135 bps)	55.0	220,000	121,000	1.51%			Feb-25		121,000	—	Feb-25	Open
605 West 42nd Street - Sky (LIBOR + 144 bps)	20.0	550,000	110,000	1.60%		—	Aug-27		110,000	—	Aug-27	Open
21 East 66th Street (T 12 mos + 275 bps)	32.3	699	226	2.91%		14	Jun-33		2	—	Jun-33	Open
Total Floating Rate Debt		$4,001,153	$1,999,925	2.16%	(5)	$1,948			$1,998,382
Total unconsolidated JV Debt		$9,343,283	$4,230,047	3.17%	(5)	$13,128			$4,171,140
	Deferred financing costs	(94,088)	(48,059)
Total unconsolidated JV Debt, net		$9,249,195	$4,181,988	3.17%

(1) Coupon for floating rate debt determined using the effective 1-month LIBOR rate at the end of the quarter of 0.16%. Coupon for loans that are subject to LIBOR floors were determined using the LIBOR floors.

(2) Reflects exercise of all available extension options.
(3) Loans noted as "open" may be subject to certain fees, premiums or penalties on early repayment.
(4) Amount is comprised of three mortgages totaling $132.6 million that mature in April 2028 and two mortgages totaling $63.5 million that mature in July 2029.
(5) The weighted average coupon is calculated based on SL Green's share of the outstanding debt.

SL GREEN REALTY CORP.					Composition of Debt

Revolving Credit Facility Covenants						Fixed Rate Debt
	Actual	Required					Consolidated		$3,379,743
Total Debt / Total Assets	39.3%	Less than 60%					SLG Share of JV		2,230,122
Fixed Charge Coverage	2.72x	Greater than 1.4x				Total Fixed Rate Debt			$5,609,865	53.8%
Maximum Secured Indebtedness	17.4%	Less than 50%
Maximum Unencumbered Leverage Ratio	35.6%	Less than 60%				Floating Rate Debt
							Consolidated		$2,809,915
Unsecured Notes Covenants							SLG Share of JV		1,999,925
	Actual	Required							4,809,840	46.2%
Total Debt / Total Assets	43.3%	Less than 60%			Debt & Preferred Equity and Other Investments				(486,999)	(4.7)%
Secured Debt / Total Assets	20.1%	Less than 40%				Total Floating Rate Debt			$4,322,841	41.5%
Debt Service Coverage	3.02x	Greater than 1.5x
Unencumbered Assets / Unsecured Debt	249.3%	Greater than 150%					Total Debt		$10,419,705

Supplemental Information	23	Second Quarter 2020

SUMMARY OF GROUND LEASE ARRANGEMENTS Unaudited (Dollars in Thousands)

	2020 Scheduled	2021 Scheduled	2022 Scheduled	2023 Scheduled	Lease	Year of Final
Property	Cash Payment	Cash Payment	Cash Payment	Cash Payment	Liabilities (1)	Expiration (2)

Consolidated Ground Lease Arrangements

Operating Leases
1185 Avenue of the Americas	$6,909	$6,909	$6,909	$6,909	$94,605	2043
625 Madison Avenue	4,613	4,613	2,306 (3)	— (3)	8,869	2054
420 Lexington Avenue	11,174	11,199	11,199	11,199	180,250	2080
711 Third Avenue	5,500	5,500	5,500	5,500	54,065	2083	(4)
1055 Washington Blvd, Stamford	615	615	615	615	10,086	2090
1080 Amsterdam Avenue	314	314	314	314	7,342	2111
30 East 40th Street	212	229	229	229	5,406	2114
Other	71	73	76	78	598	Various
Total	$29,408	$29,452	$27,148	$24,844	$361,221

Financing Leases
461 Fifth Avenue	$2,100	$2,250	$2,400	$2,400	$28,926	2084	(5)
1080 Amsterdam Avenue	436	436	436	436	22,409	2111
30 East 40th Street	2,183	2,358	2,358	2,358	22,424	2114
126 Nassau Street	2,758	3,041	3,087	3,133	100,973	2119	(5)
Total	$7,477	$8,085	$8,281	$8,327	$174,732

Unconsolidated Joint Venture Ground Lease Arrangements (SLG Share)

Operating Leases
650 Fifth Avenue (Floors 4-6)	$1,645	$1,659	$1,790	$1,790	$18,186	2053
650 Fifth Avenue (Floors b-3)	1,428	1,428	1,441	1,458	30,784	2062
1560 Broadway	6,811	6,861	6,861	6,935	74,650	2114
333 East 22nd Street	217	222	238	238	5,337	2115
Total	$10,101	$10,170	$10,330	$10,421	$128,957

Financing Leases
650 Fifth Avenue (Floors b-3)	$6,695	$6,695	$6,695	$6,786	$97,992	2062
2 Herald Square	6,934	7,107	7,285	7,467	225,026	2077	(5)
Total	$13,629	$13,802	$13,980	$14,253	$323,018

(1) Per the balance sheet at June 30, 2020.
(2) Reflects exercise of all available renewal options.
(3) Reflects known cash payments through ground rent reset date.
(4) Reflects 50% of the annual ground rent payment as the Company owns 50% of the fee interest.
(5) The Company has an option to purchase the ground lease for a fixed price on a specific date. Scheduled cash payments do not reflect the exercise of the purchase option.

Supplemental Information	24	Second Quarter 2020

DEBT AND PREFERRED EQUITY INVESTMENTS Unaudited (Dollars in Thousands)

			Weighted Average Book	Weighted Average	Weighted Average Yield
	Book Value (1)		Value During Quarter	Yield During Quarter (2)	At End Of Quarter (3)

6/30/2019	$2,228,912		$2,216,132	8.99%	9.05%

Debt investment originations/fundings/accretion(4)	33,009
Preferred Equity investment originations/accretion(4)	3,746
Redemptions/Sales/Syndications/Equity Ownership/Amortization	(311,111)
9/30/2019	$1,954,556		$2,115,865	9.05%	8.96%

Debt investment originations/fundings/accretion(4)	92,927
Preferred Equity investment originations/accretion(4)	3,767
Redemptions/Sales/Syndications/Equity Ownership/Amortization	(470,944)
12/31/2019	$1,580,306		$1,818,175	8.48%	8.60%

Debt investment originations/fundings/accretion(4)	246,075
Preferred Equity investment originations/accretion(4)	154,710
Redemptions/Sales/Syndications/Equity Ownership/Amortization	(159,798)
Reserves/Realized Losses	(37,957)
3/31/2020	$1,783,336		$1,771,416	8.29%	8.20%

Debt investment originations/fundings/accretion(4)	43,228
Preferred Equity investment originations/accretion(4)	5,935
Redemptions/Sales/Syndications/Equity Ownership/Amortization	(607,182)
Reserves/Realized Losses	(3,381)
6/30/2020	$1,221,936	(5)	$1,571,340	8.35%	8.63%

(1) Net of unamortized fees, discounts, and premiums.
(2) Excludes accelerated fee income resulting from early repayment and loan loss reserves
(3) Calculated based on GAAP income, which includes cash interest, paid-in-kind interest, fee accrual and amortization of discounts, recognized in the last month of the quarter, excluding accelerated fee income resulting from early repayment and loan loss reserves.

(4) Includes funded future funding obligations, amortization of fees and discounts and paid-in-kind investment income.
(5) Excludes debt and preferred equity investments totaling $34.9 million with a weighted average current yield of 6.51% that are included in other balance sheet line items.

Supplemental Information	25	Second Quarter 2020

DEBT AND PREFERRED EQUITY INVESTMENTS Unaudited (Dollars in Thousands, Except Per Square Foot Amounts)

	Book Value				Senior	Weighted Average	Weighted Average	Weighted Average Yield
Type of Investment	Floating rate	Fixed rate	Total		Financing	Exposure PSF (4)	Yield During Quarter (1)	At End Of Quarter (1)(2)

Senior Mortgage Debt	$117,673	$1,173	$118,846		$—	$485	6.49%	6.65%

Junior Mortgage Participation	85,672	32,722	118,394		520,147	$1,802	7.37%	7.53%

Mezzanine Debt	283,654	447,653	731,307		4,526,784	$878	8.54%	8.67%

Preferred Equity	—	253,389	253,389		1,962,750	$932	9.74%	10.00%

Balance as of 6/30/20	$486,999	$734,937	$1,221,936	(3)		$945	8.35%	8.63%

(1) Excludes accelerated fee income resulting from early repayment and loan loss reserves.
(2) Calculated based on GAAP income, which includes cash interest, paid-in-kind interest, fee accrual and amortization of discounts, recognized in the last month of the quarter, excluding accelerated fee income resulting from early repayment and loan loss reserves.

(3) Net of unamortized fees, discounts, and premiums. Excludes debt and preferred equity investments totaling $34.9 million with a weighted average current yield of 6.51% that are included in other balance sheet line items.

(4) Net of loan loss reserves.

	Debt and Preferred Equity Maturity Profile (1)
	2020	2021	2022	2023	2024 & Thereafter
Floating Rate	103,484	107,799	198,704	77,012	—
Fixed Rate	56,023	36,222	191,434	237,548	213,710
Sub-total	159,507	144,021	390,138	314,560	213,710

(1) The weighted average maturity of the outstanding balance is 2.61 years. Approximately 40.5% of our portfolio of investments have extension options, some of which may be subject to certain conditions for extension. The weighted average fully extended maturity of the outstanding balance is 3.46 years.

Supplemental Information	26	Second Quarter 2020

10 LARGEST DEBT AND PREFERRED EQUITY INVESTMENTS Unaudited (Dollars in Thousands, Except Per Square Foot Amounts)

	Book Value (1)	Property		Senior		Yield At End
Investment Type	6/30/2020	Type	Location	Financing	Last $ PSF (2)	Of Quarter (3)

Mezzanine Loan	$225,204	Fee	Manhattan	$333,943	$959	8.58%

Mezzanine Loan and Preferred Equity	206,969	Office	Manhattan	1,712,750	$1,078	10.98%

Mezzanine Loan	125,071	Office	Manhattan	1,115,000	$1,067	10.57%

Preferred Equity	101,670	Multi-Family Rental	Manhattan	250,000	$713	6.55%

Mortgage and Mezzanine Loans	67,203	Residential	Manhattan	—	$794	8.05%

Mortgage Loan	60,010	Office	Queens	353,147	$277	9.42%

Mortgage and Mezzanine Loans	59,670	Office	Manhattan	—	$434	5.58%

Mortgage and Mezzanine Loans	56,023	Residential/Retail	Manhattan	—	$720	8.32%

Mezzanine Loan	49,882	Office	Manhattan	275,000	$414	7.15%

Mezzanine Loan	44,296	Office	Manhattan	161,328	$633	6.52%

Total	$995,998			$4,201,168		8.78%

(1) Net of unamortized fees, discounts, and premiums excluding loan loss reserves.
(2) Reflects the last dollar of exposure to the Company's most junior position.
(3) Calculated based on GAAP income, which includes cash interest, paid-in-kind interest, fee accrual and amortization of discounts, recognized in the last month of the quarter excluding loan loss reserves.

Supplemental Information	27	Second Quarter 2020

SELECTED PROPERTY DATA Manhattan Operating Properties Unaudited (Dollars in Thousands)

	Ownership			# of	Usable	% of Total	Occupancy (%)					Annualized Contractual Cash Rent ($'s)	Annualized Contractual Cash Rent		Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Jun-20	Mar-20	Dec-19	Sep-19	Jun-19		100%	SLG%
CONSOLIDATED PROPERTIES
"Same Store"
30 East 40th Street	60.0	Grand Central South	Leasehold Interest	1	69,446	0.3	93.5	93.5	93.5	93.9	93.9	$5,252		0.3	53
100 Church Street	100.0	Downtown	Fee Interest	1	1,047,500	4.8	99.3	99.3	99.3	99.3	99.3	49,268	7.0	4.4	19
110 East 42nd Street	100.0	Grand Central	Fee Interest	1	215,400	1.0	82.6	82.6	83.0	84.9	84.0	10,945	1.6	1.0	24
110 Greene Street	100.0	Soho	Fee Interest	1	223,600	1.0	89.9	91.3	94.3	93.1	93.3	15,355	2.2	1.4	59
125 Park Avenue	100.0	Grand Central	Fee Interest	1	604,245	2.8	99.5	99.5	95.0	95.6	95.5	46,151	6.6	4.1	26
220 East 42nd Street	100.0	Grand Central	Fee Interest	1	1,135,000	5.2	97.0	97.0	97.0	97.0	90.9	69,501	9.9	6.2	37
304 Park Avenue South	100.0	Midtown South	Fee Interest	1	215,000	1.0	74.9	74.9	95.9	96.1	100.0	13,160	1.9	1.2	6
420 Lexington Ave (Graybar)	100.0	Grand Central North	Leasehold Interest	1	1,188,000	5.4	91.7	90.4	92.0	91.2	93.0	84,090	12.0	7.5	188
461 Fifth Avenue	100.0	Midtown	Leasehold Interest (1)	1	200,000	0.9	87.3	87.3	87.3	90.6	82.2	16,793	2.4	1.5	12
485 Lexington Avenue	100.0	Grand Central North	Fee Interest	1	921,000	4.2	89.5	90.4	90.4	84.2	84.2	58,061	8.3	5.2	29
555 West 57th Street	100.0	Midtown West	Fee Interest	1	941,000	4.3	99.9	99.9	99.9	99.9	99.9	47,787	6.8	4.3	8
635 Sixth Avenue	100.0	Midtown South	Fee Interest	1	104,000	0.5	100.0	100.0	100.0	100.0	100.0	10,500	1.5	0.9	2
641 Sixth Avenue	100.0	Midtown South	Fee Interest	1	163,000	0.7	100.0	100.0	100.0	100.0	100.0	15,569	2.2	1.4	6
711 Third Avenue	100.0 (2)	Grand Central North	Leasehold Interest (2)	1	524,000	2.4	91.3	91.3	97.0	97.0	97.0	34,837	5.0	3.1	22
750 Third Avenue	100.0	Grand Central North	Fee Interest	1	780,000	3.6	89.4	91.2	91.2	92.7	92.7	45,952	6.6	4.1	26
810 Seventh Avenue	100.0	Times Square	Fee Interest	1	692,000	3.2	90.2	94.1	93.0	94.1	93.8	46,468	6.6	4.2	47
1185 Avenue of the Americas	100.0	Rockefeller Center	Leasehold Interest	1	1,062,000	4.9	93.3	92.7	92.7	92.7	92.7	93,927	13.4	8.4	13
1350 Avenue of the Americas	100.0	Rockefeller Center	Fee Interest	1	562,000	2.6	87.3	87.6	91.7	91.0	91.2	40,680	5.8	3.6	43

Subtotal / Weighted Average				18	10,647,191	48.7%	93.2%	93.5%	94.4%	94.0%	93.4%	$704,296	100.0%	62.8%	620

Total / Weighted Average Consolidated Properties				18	10,647,191	48.7%	93.2%	93.5%	94.4%	94.0%	93.4%	$704,296	100.0%	62.8%	620

UNCONSOLIDATED PROPERTIES
"Same Store"
10 East 53rd Street	55.0	Plaza District	Fee Interest	1	354,300	1.6	95.1	95.1	97.1	94.3	95.4	$32,594		1.6	38
11 Madison Avenue	60.0	Park Avenue South	Fee Interest	1	2,314,000	10.6	95.7	95.8	95.8	95.7	95.7	156,304		8.4	9
55 West 46th Street - Tower 46	25.0	Midtown	Fee Interest	1	347,000	1.6	91.9	91.9	90.3	86.5	86.5	27,129		0.6	16
100 Park Avenue	50.0	Grand Central South	Fee Interest	1	834,000	3.8	80.7	84.8	84.9	81.3	78.6	58,686		2.6	34
280 Park Avenue	50.0	Park Avenue	Fee Interest	1	1,219,158	5.6	91.3	89.5	89.5	88.0	91.1	122,679		5.5	36
800 Third Avenue	60.5	Grand Central North	Fee Interest	1	526,000	2.4	94.1	92.4	96.2	96.5	91.9	38,274		2.1	41
919 Third Avenue	51.0	Grand Central North	Fee Interest	1	1,454,000	6.7	100.0	100.0	100.0	100.0	100.0	101,077		4.6	9
1515 Broadway	57.0	Times Square	Fee Interest	1	1,750,000	8.0	94.9	94.9	94.9	94.9	94.9	133,287		6.8	12
Worldwide Plaza	24.4	Westside	Fee Interest	1	2,048,725	9.4	94.6	94.7	94.7	96.8	96.8	140,949		3.1	23
Added to Same Store in 2020
2 Herald Square	51.0	Herald Square	Leasehold Interest	1	369,000	1.7	95.8	88.2	81.9	81.9	73.6	41,571		1.9	5

Subtotal / Weighted Average				10	11,216,183	51.3%	94.1%	93.9%	93.9%	93.7%	93.4%	$852,551		37.2%	223

Total / Weighted Average Unconsolidated Properties				10	11,216,183	51.3%	94.1%	93.9%	93.9%	93.7%	93.4%	$852,551		37.2%	223

Manhattan Operating Properties Grand Total / Weighted Average				28	21,863,374	100.0%	93.7%	93.7%	94.1%	93.8%	93.4%	$1,556,847			843
Manhattan Operating Properties Grand Total - SLG share of Annualized Rent												$1,117,571		100.0%
Manhattan Operating Properties Same Store Occupancy %					21,863,374	100.0%	93.7%	93.7%	94.1%	93.8%	93.4%
Manhattan Operating Properties Same Store Leased Occupancy %							95.2%	95.5%	96.0%	95.0%	94.8%

(1) The Company has an option to acquire the fee interest for a fixed price on a specific date.
(2) The Company owns 50% of the fee interest.

Supplemental Information	28	Second Quarter 2020

SELECTED PROPERTY DATA Retail, Residential and Suburban Operating Properties Unaudited (Dollars in Thousands)

	Ownership			# of	Usable	% of Total	Occupancy (%)					Annualized Contractual Cash Rent ($'s)	Annualized Contractual Cash Rent (SLG%)	Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Jun-20	Mar-20	Dec-19	Sep-19	Jun-19

"Same Store" Retail
11 West 34th Street	30.0	Herald Square/Penn Station	Fee Interest	1	17,150	4.5	100.0	100.0	100.0	100.0	100.0	$3,013	1.4	1
21 East 66th Street	32.3	Plaza District	Fee Interest	1	13,069	3.4	100.0	100.0	100.0	100.0	100.0	3,881	2.0	1
121 Greene Street	50.0	Soho	Fee Interest	1	7,131	1.9	100.0	100.0	100.0	100.0	100.0	1,718	1.4	2
650 Fifth Avenue	50.0	Plaza District	Leasehold Interest	1	69,214	18.0	100.0	100.0	100.0	100.0	100.0	35,511	28.4	1
717 Fifth Avenue	10.9	Midtown/Plaza District	Fee Interest	1	119,550	31.0	100.0	100.0	100.0	100.0	100.0	54,332	9.5	6
719 Seventh Avenue	75.0	Times Square	Fee Interest	1	10,040	2.6	—	100.0	100.0	100.0	100.0	—	—	0
760 Madison Avenue	100.0	Plaza District	Fee Interest	1	21,124	5.5	100.0	100.0	100.0	100.0	100.0	16,324	26.1	1
Williamsburg Terrace	100.0	Brooklyn, New York	Fee Interest	1	52,000	13.5	100.0	100.0	100.0	100.0	100.0	1,736	2.8	3
1552-1560 Broadway	50.0	Times Square	Fee Interest	2	57,718	15.0	88.3	88.3	88.3	88.3	88.3	29,509	23.6	3
Subtotal/Weighted Average				10	366,996	95.3%	95.4%	98.2%	98.2%	98.2%	98.2%	$146,024	95.2%	18

"Non Same Store" Retail
115 Spring Street	51.0	Soho	Fee Interest	1	5,218	1.4	100.0	100.0	100.0	100.0	100.0	$3,700	3.0	1
133 Greene Street	100.0	Soho	Fee Interest	1	6,425	1.7	48.6	100.0	100.0	100.0	100.0	100	0.2	1
712 Madison Avenue	100.0	Plaza District	Fee Interest	1	6,600	1.7	100.0	100.0	100.0	100.0	100.0	1,000	1.6	1
Subtotal/Weighted Average				3	18,243	4.7%	81.9%	100.0%	100.0%	100.0%	100.0%	$4,800	4.8%	3

Total / Weighted Average Retail Properties				13	385,239	100.0%	94.8%	98.2%	98.2%	98.2%	98.2%	$150,824	100.0%	21

Residential Properties
	Ownership			# of	Usable	Total	Occupancy (%)					Average Monthly Rent Per Unit ($'s) (1)	Annualized Contractual Cash Rent ($'s)	Annualized Contractual Cash Rent (SLG %)
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Units	Jun-20	Mar-20	Dec-19	Sep-19	Jun-19

"Same Store" Residential
400 East 57th Street	41.0	Upper East Side	Fee Interest	1	290,482	263	89.0	97.3	95.1	92.4	95.8	$3,892	$12,493	20.4
400 East 58th Street	90.0	Upper East Side	Fee Interest	1	140,000	126	92.9	96.0	96.0	93.7	93.7	3,747	5,576	20.0
1080 Amsterdam	92.5	Upper West Side	Leasehold Interest	1	82,250	97	83.3	97.9	100.0	100.0	92.7	4,278	4,442	16.4
Stonehenge Portfolio	Various		Fee Interest	6	445,934	538	90.0	97.0	94.8	95.9	96.1	3,894	25,675	2.6
605 West 42nd Street - Sky	20.0	Westside	Fee Interest	1	927,358	1,175	90.6	96.4	95.9	94.3	93.5	3,519	50,890	40.6
Subtotal/Weighted Average				10	1,886,024	2,199	90.0%	96.7%	95.7%	94.7%	94.4%	$3,699	$99,076	100.0%

Total / Weighted Average Residential Properties				10	1,886,024	2,199	90.0%	96.7%	95.7%	94.7%	94.4%	$3,699	$99,076

Suburban Properties
	Ownership			# of	Usable	% of Total	Occupancy (%)					Annualized Contractual Cash Rent ($'s)	Annualized Contractual Cash Rent (SLG %)	Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Jun-20	Mar-20	Dec-19	Sep-19	Jun-19

"Same Store"
Landmark Square	100.0	Stamford, Connecticut	Fee Interest	7	862,800	82.6	85.8	84.9	85.1	85.0	85.2	$22,123	78.1	114
1055 Washington Boulevard	100.0	Stamford, Connecticut	Leasehold Interest	1	182,000	17.4	88.5	88.5	88.5	88.5	88.5	6,197	21.9	25
Subtotal/Weighted Average				8	1,044,800	100.0%	86.3%	85.5%	85.7%	85.6%	85.8%	$28,320	100.0%	139

Total / Weighted Average Suburban Properties				8	1,044,800	100.0%	86.3%	85.5%	85.7%	85.6%	85.8%	$28,320	100.0%	139

(1) Calculated based on occupied units. Amounts in dollars.

Supplemental Information	29	Second Quarter 2020

SELECTED PROPERTY DATA Development / Redevelopment and Construction in Progress Unaudited (Dollars in Thousands)

	Ownership			# of	Usable	% of Total	Occupancy (%)					Annualized Contractual Cash Rent ($'s)	Annualized Contractual Cash Rent (SLG%)	Gross R/E Book Value	Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Jun-20	Mar-20	Dec-19	Sep-19	Jun-19

Development / Redevelopment
1 Madison Avenue	100.0	Park Avenue South	Fee Interest	1	1,176,900	54.2	9.3	9.3	100.0	100.0	100.0	$9,383	17.7	$909,410	3
19-21 East 65th Street	100.0	Plaza District	Fee Interest	2	23,610	1.0	3.6	3.6	3.6	3.6	3.6	32	0.1	13,593	1
106 Spring Street	100.0	Soho	Fee Interest	1	5,928	0.3	—	—	—	—	—	—	—	80,601	—
126 Nassau Street	100.0	Lower Manhattan	Leasehold Interest	1	98,412	4.5	75.6	87.3	N/A	N/A	N/A	2,570	4.8	4,881	30
609 Fifth Avenue	100.0	Rockefeller Center	Fee Interest	1	138,563	6.4	100.0	100.0	100.0	100.0	96.0	11,224	21.2	173,315	1
625 Madison Avenue	100.0	Plaza District	Leasehold Interest	1	563,000	25.9	32.7	33.5	98.1	97.1	97.1	24,369	46.0	275,681	24
707 Eleventh Avenue	100.0	Midtown West	Fee Interest	1	159,720	7.4	54.3	54.3	N/A	N/A	N/A	5,015	9.5	93,941	1
762 Madison Avenue	100.0	Plaza District	Fee Interest	1	6,109	0.3	32.8	55.1	55.1	100.0	100.0	442	0.7	16,689	2
Total / Weighted Average Development / Redevelopment Properties				9	2,172,242	100.0%	27.4%	28.2%	97.8%	97.6%	97.4%	$53,034	100.0%	$1,568,111	62

Construction in Progress

								Future Equity
					Equity Contributed			Contributions		Financing		Total
Building	Usable	Ownership	Estimated	Percentage								Development
Address	Sq. Feet	Interest (%)	TCO (1)	Leased	Company		Partners	Company	Partners	Drawn	Available	Budget

One Vanderbilt	1,657,198	71.0	Q3 2020	67.2	$1,108,153	(2)	$452,513	—	—	$969,814	$780,186	$3,310,666
410 Tenth Avenue	636,044	70.9	Q2 2021	98.6	78,983		32,344	53,911	22,256	362,859	102,141	652,494
185 Broadway	198,488	100.0	Q3 2021	—	59,472		—	25,203	—	137,858	87,142	309,675

Total Construction In Progress					$1,246,608		$484,857	$79,114	$22,256	$1,470,531	$969,469	$4,272,835

(1) Temporary Certificate of Occupancy
(2) Reflects land contributed to the project at a value of $567,436, inclusive of a market value adjustment of $235,946

Supplemental Information	30	Second Quarter 2020

SELECTED PROPERTY DATA Retail Within Operating and Development / Redevelopment Properties Unaudited (Dollars in Thousands)

	Ownership			# of	Usable	% of Total	Occupancy (%)					Annualized Contractual Retail Cash Rent ($'s)	Annualized Contractual Retail Cash Rent		Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Jun-20	Mar-20	Dec-19	Sep-19	Jun-19		100%	SLG

HIGH STREET RETAIL - Consolidated Properties
106 Spring Street (1)	100.0	Soho	Fee Interest	1	5,928	0.4	—	—	—	—	—	$—	—	—	—
133 Greene Street	100.0	Soho	Fee Interest	1	6,425	0.4	48.6	100.0	100.0	100.0	100.0	100	0.0	0.1	1
712 Madison Avenue	100.0	Plaza District	Fee Interest	1	6,600	0.4	100.0	100.0	100.0	100.0	100.0	1,000	0.3	0.6	1
719 Seventh Avenue	75.0	Times Square	Fee Interest	1	10,040	0.7	—	100.0	100.0	100.0	100.0	—	0.0	0.0	0
760 Madison Avenue	100.0	Plaza District	Fee Interest	1	21,124	1.4	100.0	100.0	100.0	100.0	100.0	16,324	5.4	9.1	1
762 Madison Avenue(1)	100.0	Plaza District	Fee Interest	1	6,109	0.4	32.8	55.1	55.1	100.0	100.0	442	0.1	0.2	2
Williamsburg Terrace	100.0	Brooklyn, New York	Fee Interest	1	52,000	3.4	100.0	100.0	100.0	100.0	100.0	1,736	0.6	1.0	3

Subtotal / Weighted Average				7	108,226	7.1%	78.4%	92.0%	92.0%	94.5%	94.5%	$19,602	6.4%	11.0%	8

HIGH STREET RETAIL - Unconsolidated Properties
11 West 34th Street	30.0	Herald Square/Penn Station	Fee Interest	1	17,150	1.1	100.0	100.0	100.0	100.0	100.0	$3,013	1.0	0.5	1
21 East 66th Street	32.3	Plaza District	Fee Interest	1	13,069	0.9	100.0	100.0	100.0	100.0	100.0	3,881	1.3	0.7	1
115 Spring Street	51.0	Soho	Fee Interest	1	5,218	0.3	100.0	100.0	100.0	100.0	100.0	3,700	1.2	1.1	1
121 Greene Street	50.0	Soho	Fee Interest	1	7,131	0.6	100.0	100.0	100.0	100.0	100.0	1,718	0.6	0.5	2
650 Fifth Avenue	50.0	Plaza District	Leasehold Interest	1	69,214	4.5	100.0	100.0	100.0	100.0	100.0	35,511	11.6	9.9	1
717 Fifth Avenue	10.9	Midtown/Plaza District	Fee Interest	1	119,550	7.8	100.0	100.0	100.0	100.0	100.0	54,332	17.8	3.3	6
1552-1560 Broadway	50.0	Times Square	Fee Interest	2	57,718	3.8	88.3	88.3	88.3	88.3	88.3	29,509	9.7	8.3	3

Subtotal / Weighted Average				8	289,050	19.0%	97.7%	97.7%	97.7%	97.7%	97.7%	$131,664	43.2%	24.3%	15

Total / Weighted Average Prime Retail				15	397,276	26.1%	92.4%	96.1%	96.1%	96.8%	96.8%	$151,266	49.6%	35.3%	23

OTHER RETAIL - Consolidated Properties
30 East 40th Street	60.0	Grand Central South	Leasehold Interest	1	4,461	0.3	100.0	100.0	100.0	81.1	81.1	$526	0.2	0.2	4
100 Church Street	100.0	Downtown	Fee Interest	1	61,708	4.0	100.0	100.0	100.0	100.0	100.0	3,647	1.2	2.0	9
110 Greene Street	100.0	Soho	Fee Interest	1	16,121	1.1	86.8	86.8	86.8	86.8	86.8	2,722	0.9	1.5	4
125 Park Avenue	100.0	Grand Central	Fee Interest	1	32,124	2.1	100.0	100.0	100.0	100.0	100.0	4,981	1.6	2.8	7
220 East 42nd Street	100.0	Grand Central	Fee Interest	1	35,332	2.3	85.6	85.6	85.6	85.6	85.6	2,968	1.0	1.7	5
304 Park Avenue South	100.0	Midtown South	Fee Interest	1	25,330	1.7	100.0	100.0	66.3	66.9	100.0	3,487	1.1	2.0	5
400 East 58th Street	90.0	Upper East Side	Fee Interest	1	3,156	0.2	80.6	100.0	100.0	100.0	100.0	360	0.1	0.2	4
410 Tenth Avenue (1)	70.9	Hudson Yards	Fee Interest	1	20,850	1.4	20.9	20.9	54.4	71.2	100.0	168	0.1	0.1	3
420 Lexington Ave (Graybar)	100.0	Grand Central North	Leasehold Interest	1	45,263	3.0	90.3	90.3	90.3	90.3	90.3	4,947	1.6	2.8	5
461 Fifth Avenue	100.0	Midtown	Leasehold Interest	1	16,248	1.1	100.0	100.0	100.0	100.0	100.0	2,446	0.8	1.4	2
485 Lexington Avenue	100.0	Grand Central North	Fee Interest	1	41,701	2.7	100.0	100.0	100.0	100.0	100.0	5,990	2.0	3.4	8
555 West 57th Street	100.0	Midtown West	Fee Interest	1	60,389	4.0	100.0	100.0	100.0	100.0	100.0	2,158	0.7	1.2	2
625 Madison Avenue (1)	100.0	Plaza District	Leasehold Interest	1	78,489	5.2	94.8	100.0	100.0	91.3	91.3	15,431	5.1	8.6	18
635 Sixth Avenue	100.0	Midtown South	Fee Interest	1	23,250	1.5	100.0	100.0	100.0	100.0	100.0	3,496	1.1	2.0	1
641 Sixth Avenue	100.0	Midtown South	Fee Interest	1	28,500	1.9	100.0	100.0	100.0	100.0	100.0	3,838	1.3	2.1	2
711 Third Avenue	100.0	Grand Central North	Leasehold Interest	1	25,639	1.7	100.0	100.0	100.0	100.0	100.0	3,206	1.1	1.8	3
750 Third Avenue	100.0	Grand Central North	Fee Interest	1	24,827	1.6	72.3	72.3	72.3	72.3	72.3	2,692	0.9	1.5	6
810 Seventh Avenue	100.0	Times Square	Fee Interest	1	18,207	1.2	100.0	100.0	100.0	100.0	100.0	4,352	1.4	2.4	4
1080 Amsterdam	92.5	Upper West Side	Leasehold Interest	1	1,800	0.1	100.0	100.0	100.0	100.0	100.0	301	0.1	0.2	1
1185 Avenue of the Americas	100.0	Rockefeller Center	Leasehold Interest	1	37,326	2.4	77.7	100.0	100.0	100.0	100.0	4,377	1.4	2.5	4
1350 Avenue of the Americas	100.0	Rockefeller Center	Fee Interest	1	17,797	1.2	62.6	62.6	62.6	62.6	100.0	2,327	0.8	1.3	5

Subtotal / Weighted Average				21	618,518	40.6%	91.2%	93.3%	93.0%	92.4%	95.8%	$74,420	24.4%	41.5%	102

(1) Development / Redevelopment properties.

Supplemental Information	31	Second Quarter 2020

SELECTED PROPERTY DATA - CONTINUED Retail Within Operating and Development / Redevelopment Properties Unaudited (Dollars in Thousands)

	Ownership			# of	Usable		% of Total	Occupancy (%)					Annualized Contractual Retail Cash Rent ($'s)	Annualized Contractual Retail Cash Rent		Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet		Sq. Feet	Jun-20	Mar-20	Dec-19	Sep-19	Jun-19		100%	SLG

OTHER RETAIL - Unconsolidated Properties
2 Herald Square	51.0	Herald Square	Leasehold Interest	1	94,531		6.2	83.2	83.2	60.6	60.6	60.6	$20,994	6.9	6.0	3
10 East 53rd Street	55.0	Plaza District	Fee Interest	1	39,340		2.6	100.0	100.0	100.0	100.0	100.0	3,615	1.2	1.1	3
11 Madison Avenue	60.0	Park Avenue South	Fee Interest	1	38,800		2.5	97.6	97.6	100.0	100.0	98.7	3,873	1.3	1.3	5
55 West 46th Street	25.0	Midtown	Leasehold Interest	1	1,191		0.1	100.0	100.0	100.0	100.0	100.0	210	0.1	—	1
100 Park Avenue	50.0	Grand Central South	Fee Interest	1	40,022		2.6	100.0	100.0	100.0	100.0	100.0	3,938	1.3	1.1	9
280 Park Avenue	50.0	Park Avenue	Fee Interest	1	27,896		1.8	100.0	100.0	100.0	13.1	100.0	2,191	0.7	0.6	3
400 East 57th Street	41.0	Upper East Side	Fee Interest	1	9,717		0.6	66.6	66.6	66.6	66.6	66.6	1,611	0.5	0.4	8
800 Third Avenue	60.5	Grand Central North	Fee Interest	1	9,900		0.6	100.0	100.0	100.0	100.0	100.0	1,911	0.6	0.6	2
919 Third Avenue	51.0	Grand Central North	Fee Interest	1	31,004		2.0	100.0	100.0	100.0	100.0	100.0	3,635	1.2	1.0	5
1515 Broadway	57.0	Times Square	Fee Interest	1	185,956		12.2	100.0	100.0	100.0	100.0	100.0	33,803	11.1	10.8	9
World Wide Plaza	24.4	Westside	Fee Interest	1	10,592	(2)	0.7	100.0	100.0	100.0	100.0	100.0	1,467	0.5	0.2	8
Stonehenge Portfolio	Various		Fee Interest	2	19,231		1.3	76.8	76.8	76.8	87.0	87.0	2,021	0.7	0.0	7

Subtotal / Weighted Average				13	508,180		33.3%	95.3%	95.2%	91.2%	86.8%	91.4%	$79,269	26.0%	23.2%	63

Total / Weighted Average Other Retail				34	1,126,698		73.9%	93.0%	94.1%	92.2%	89.8%	93.8%	$153,688	50.4%	64.7%	165

Retail Grand Total / Weighted Average				49	1,523,974		100.0%	92.9%	94.6%	93.2%	91.7%	94.6%	$304,954	100.0%		188
Retail Grand Total - SLG share of Annualized Rent													$178,539		100.0%

(1) Development / Redevelopment properties.
(2) Excludes the theater, parking garage, fitness gym and other amenity space totaling 241,371 square feet.

Supplemental Information	32	Second Quarter 2020

LARGEST TENANTS BY SLG SHARE OF ANNUALIZED CASH RENT Manhattan, Suburban, Retail, Residential and Development / Redevelopment Properties Unaudited (Dollars in Thousands Except Per SF)

		Ownership Interest %	Lease Expiration	Total Rentable Square Feet	Annualized Contractual Cash Rent ($)	SLG Share of Annualized Contractual Cash Rent ($)	% of SLG Share of Annualized Contractual Cash Rent (2)	Annualized Contractual Rent PSF	Credit Rating (1)
Tenant Name	Property
Viacom CBS, Inc.	1515 Broadway	57.0	Jun 2031	1,470,289	$93,913	$53,530	4.2%	$63.87
	1515 Broadway	57.0	Mar 2028	9,106	1,976	1,126	0.1%	$216.98
	555 West 57th Street	100.0	Dec 2023	338,527	16,750	16,750	1.3%	$49.48
	Worldwide Plaza	24.4	Jan 2027	32,598	2,226	542	—%	$68.28
				1,850,520	$114,865	$71,948	5.6%	$62.07	BBB

Credit Suisse Securities (USA), Inc.	11 Madison Avenue	60.0	May 2037	1,265,841	$79,826	$47,895	3.7%	$63.06
	1055 Washington Blvd	100.0	Jan 2022	2,525	100	100	—%	39.60
				1,268,366	$79,926	$47,995	3.7%	$63.01	A+

Sony Corporation	11 Madison Avenue	60.0	Jan 2031	578,791	$44,605	$26,763	2.1%	$77.07	A-
Debevoise & Plimpton, LLP	919 Third Avenue	51.0	Jun 2022	577,438	$47,518	$24,234	1.9%	$82.29
King & Spalding	1185 Avenue of the Americas	100.0	Oct 2025	218,275	$20,821	$20,821	1.6%	$95.39
The City of New York	100 Church Street	100.0	Mar 2034	510,007	$20,515	$20,515	1.6%	$40.23

Metro-North Commuter Railroad Company	420 Lexington Avenue	100.0	Nov 2034	352,410	$20,237	$20,237	1.6%	$57.43
	110 East 42nd Street	100.0	Oct 2021	1,840	121	121	—%	65.63
				354,250	20,358	20,358	1.6%	$57.47	Aaa

Giorgio Armani Corporation	752-760 Madison Avenue	100.0	Dec 2024	21,124	$16,324	$16,324	1.3%	$772.77
	717 Fifth Avenue	10.9	Mar 2023	46,940	24,501	2,671	0.2%	$521.96
	762 Madison Avenue	90.0	Dec 2024	1,264	261	235	—%	$206.32
				69,328	$41,086	$19,230	1.5%	$592.63

Visiting Nurse Service of New York	220 East 42nd Street	100.0	Sep 2048	308,115	$19,039	$19,039	1.5%	$61.79

Advance Magazine Group, Fairchild Publications	750 Third Avenue	100.0	Feb 2021	286,622	$15,248	$15,248	1.2%	$53.20
	485 Lexington Avenue	100.0	Feb 2021	52,573	3,707	3,707	0.3%	70.52
				339,195	$18,955	$18,955	1.5%	$55.88

News America Incorporated	1185 Avenue of the Americas	100.0	Nov 2020	165,086	$18,104	$18,104	1.4%	$109.66	A-
Nike Retail Services, Inc.	650 Fifth Avenue	50.0	Jan 2033	69,214	$35,511	$17,756	1.4%	$513.06	AA-
Bloomberg L.P.	919 Third Avenue	51.0	Feb 2029	557,208	$33,532	$17,101	1.3%	$60.18
Cravath, Swaine & Moore LLP	Worldwide Plaza	24.4	Aug 2024	617,135	$67,045	$16,325	1.3%	$108.64

WeWork	609 Fifth Avenue	100.0	Apr 2035	138,563	$11,224	$11,224	0.8%	$81.00
	2 Herald Sqaure	51.0	Feb 2036	153,061	9,125	4,654	0.4%	59.62
				291,624	$20,349	$15,878	1.2%	$69.78

Omnicom Group, Inc., Cardinia Real Estate	220 East 42nd Street	100.0	Apr 2032	231,114	$14,897	$14,897	1.1%	$64.46
	1055 Washington Blvd.	100.0	Oct 2028	23,800	887	887	0.1%	37.28
				254,914	$15,784	$15,784	1.2%	$61.92	BBB+

National Hockey League	1185 Avenue of the Americas	100.0	Nov 2022	148,217	$15,651	$15,651	1.2%	$105.60
Amerada Hess Corp.	1185 Avenue of the Americas	100.0	Dec 2027	167,169	$15,393	$15,393	1.2%	$92.08	BBB-

WME IMG, LLC	304 Park Avenue	100.0	Apr 2028	137,992	$9,673	$9,673	0.8%	$70.10
	11 Madison Avenue	60.0	Sep 2030	104,618	9,267	5,560	0.4%	88.58
				242,610	$18,940	$15,233	1.2%	$78.07

Infor (US) Inc.	635 Sixth Avenue	100.0	Feb 2025	71,048	$7,004	$7,004	0.5%	$98.58
	641 Sixth Avenue	100.0	Jul 2022	43,000	2,977	2,977	0.2%	69.23
	641 Sixth Avenue	100.0	Jun 2026	21,981	1,965	1,965	0.2%	89.40
	641 Sixth Avenue	100.0	Dec 2027	13,090	1,377	1,377	0.1%	105.21
				149,119	$13,323	$13,323	1.0%	$89.35

Total				8,736,581	$681,320	$450,406	35.0%	$77.98

(1) Corporate or bond rating from S&P or Moody's.
(2) SLG Share of Annualized Cash Rent includes Manhattan, Suburban, Retail, Residential, and Development / Redevelopment properties.

Supplemental Information	33	Second Quarter 2020

TENANT DIVERSIFICATION Manhattan Operating, Retail and Development/Redevelopment Properties Unaudited

Supplemental Information	34	Second Quarter 2020

LEASING ACTIVITY - MANHATTAN OPERATING PROPERTIES Available Space Unaudited

Activity	Building Address	# of Leases	Usable SF	Rentable SF	Escalated Rent/Rentable SF ($'s)(1)

Available Space at 3/31/20			1,384,273

Space which became available during the Quarter (2):
Office
	100 Park Avenue	1	40,542	43,294	$66.74
	110 East 42nd Street	1	2,313	2,377	62.73
	110 Greene Street	2	3,102	2,705	80.01
	220 East 42nd Street	1	2,810	2,973	71.83
	420 Lexington Avenue	4	2,472	3,359	64.61
	485 Lexington Avenue	1	7,858	8,597	66.96
	750 Third Avenue	2	14,032	14,429	63.25
	810 Seventh Avenue	2	31,000	34,640	67.47
	Total/Weighted Average	14	104,129	112,374	$66.84

Retail
	11 Madison Avenue	2	1,184	924	$105.58
	919 Third Avenue	1	5,930	5,930	95.58
	1185 Avenue of the Americas	2	8,144	8,327	304.24
	World Wide Plaza	1	2,436	2,342	159.68
	Total/Weighted Average	6	17,694	17,523	$203.83

Storage
	420 Lexington Avenue	2	449	611	$68.40
	1350 Avenue of the Americas	1	1,240	1,240	20.00
	Total/Weighted Average	3	1,689	1,851	$35.98

	Total Space which became available during the quarter
	Office	14	104,129	112,374	$66.84
	Retail	6	17,694	17,523	$203.83
	Storage	3	1,689	1,851	$35.98
		23	123,512	131,748	$84.63

	Total Available Space		1,507,785

(1) Escalated rent includes base rent plus all additional amounts paid by the tenant in the form of real estate taxes, operating expenses, porters wage or a consumer price index (CPI) adjustment, excluding concessions.

(2) Includes expiring space, relocating tenants and move-outs where tenants vacated. Excludes lease expirations where tenants heldover.

Supplemental Information	35	Second Quarter 2020

LEASING ACTIVITY - MANHATTAN OPERATING PROPERTIES Commenced Leasing Unaudited

Activity	Building Address	# of Leases	Term (Yrs)	Usable SF	Rentable SF	New Cash Rent / Rentable SF(1)	Prev. Escalated Rent/ Rentable SF(2)	TI / Rentable SF	Free Rent # of Months

Available Space				1,507,785

Office
	100 Park Avenue	1	10.4	5,700	5,700	$85.00	$—	$106.93	5.0
	110 East 42nd Street	1	1.0	2,313	2,377	50.00	62.73	—	—
	220 East 42nd Street	1	0.5	2,810	2,973	71.84	71.84	—	—
	280 Park Avenue	2	10.5	22,491	22,602	90.70	—	102.57	8.3
	420 Lexington Avenue	4	12.2	18,319	22,127	61.81	56.40	70.81	1.8
	800 Third Avenue	1	10.3	9,385	10,230	55.00	63.86	—	4.0
	810 Seventh Avenue	1	3.2	3,604	3,604	65.00	64.65	1.44	2.0
	1185 Avenue of the Americas	1	6.7	14,946	15,361	77.00	—	80.00	9.0
	2 Herald Square	1	31.0	28,078	29,018	102.17	85.80	113.46	6.0
	Total/Weighted Average	13	14.8	107,646	113,992	$80.52	$71.52	$79.14	5.4

Retail
	11 Madison Avenue	1	10.3	635	496	$98.79	$90.73	$—	7.0
	919 Third Avenue	1	1.8	5,930	5,930	50.59	95.58	—	6.0
	Total/Weighted Average	2	2.4	6,565	6,426	$54.31	$95.21	$—	6.1

Leased Space
	Office (3)	13	14.8	107,646	113,992	$80.52	$71.52	$79.14	5.4
	Retail	2	2.4	6,565	6,426	$54.31	$95.21	$—	6.1
	Total	15	14.2	114,211	120,418	$79.12	$73.58	$74.91	5.4

Total Available Space as of 6/30/20				1,393,574

Early Renewals
Office
	10 East 53rd Street	4	3.9	45,637	52,852	$81.46	$79.45	$5.76	2.7
	100 Park Avenue	2	2.6	60,663	67,964	70.66	68.69	—	3.3
	110 Greene Street	4	3.8	9,652	9,823	87.95	85.51	—	7.0
	280 Park Avenue	1	5.4	5,432	9,160	88.00	94.27	—	4.0
	420 Lexington Avenue	5	5.0	9,605	12,539	63.12	64.08	—	7.1
	461 Fifth Avenue	1	4.0	13,278	14,268	81.65	109.87	—	12.0
	800 Third Avenue	1	5.0	3,037	4,968	65.00	76.31	—	8.0
	810 Seventh Avenue	2	5.0	24,787	27,686	65.03	56.48	21.10	6.6
	1350 Avenue of the Americas	1	10.3	2,994	3,073	74.00	68.98	4.76	4.0
	Total/Weighted Average	21	3.9	175,085	202,333	$74.56	$74.62	$4.46	4.8

Storage
	10 East 53rd Street	1	2.0	2,737	2,548	$47.72	$35.02	$—	1.5
	Total/Weighted Average	1	2.0	2,737	2,548	$47.72	$35.02	$—	1.5

Renewals
	Early Renewals Office	21	3.9	175,085	202,333	$74.56	$74.62	$4.46	4.8
	Early Renewals Storage	1	2.0	2,737	2,548	$47.72	$35.02	$—	1.5
	Total	22	3.9	177,822	204,881	$74.22	$74.12	$4.41	4.7

(1) Annual initial base rent.
(2) Escalated cash rent includes base rent plus all additional amounts paid by the tenant in the form of real estate taxes, operating expenses, porters wage or a consumer price index (CPI) adjustment, excluding concessions.

(3) Average starting office rent excluding new tenants replacing vacancies is $78.32/rsf for 67,490 rentable SF. Average starting office rent for office space (leased and early renewals, excluding new tenants replacing vacancies) is $75.50/rsf for 269,823 rentable SF.

Supplemental Information	36	Second Quarter 2020

ANNUAL LEASE EXPIRATIONS - MANHATTAN OPERATING PROPERTIES Office, Retail and Storage Leases Unaudited

	Consolidated Properties						Joint Venture Properties
Year of Lease Expiration	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Contractual Cash Rent of Expiring Leases	Annualized Contractual Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Contractual Cash Rent of Expiring Leases	Annualized Contractual Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)

1st Quarter 2020 (1)	—	—	—%	$—	$—	$—	—	—	—%	$—	$—	$—
2nd Quarter 2020 (1)	8	16,351	0.16%	976,284	59.71	53.33	3	6,381	0.06%	400,230	62.72	59.92
3rd Quarter 2020	18	198,829	1.90%	13,796,964	69.39	62.44	3	21,211	0.20%	1,607,651	75.79	67.28
4th Quarter 2020	22	281,318	2.68%	25,227,050	89.67	68.28	5	30,276	0.28%	3,040,449	100.42	80.97

Total 2020	48	496,498	4.74%	$40,000,298	$80.56	$65.45	11	57,868	0.54%	$5,048,330	$87.24	$73.63

2021	106	1,126,450	10.75%	$69,274,446	$61.50	$61.56	23	242,983	2.25%	$19,458,140	$80.08	$73.42
2022	92	769,072	7.34%	60,021,238	78.04	71.49	34	949,766	8.78%	87,744,176	92.39	87.21
2023	71	831,550	7.94%	51,278,438	61.67	60.23	16	438,826	4.06%	38,619,346	88.01	73.18
2024	57	388,503	3.71%	26,854,301	69.12	65.86	22	986,490	9.12%	106,134,628	107.59	80.57
2025	54	611,494	5.84%	52,964,119	86.61	70.33	13	430,336	3.98%	37,613,833	87.41	75.48
2026	31	791,244	7.55%	55,241,302	69.82	64.63	24	548,136	5.07%	54,734,842	99.86	90.08
2027	37	612,544	5.85%	47,544,371	77.62	65.35	17	368,873	3.41%	33,061,513	89.63	87.00
2028	36	569,674	5.44%	42,082,292	73.87	69.09	17	184,240	1.70%	20,361,368	110.52	109.69
2029	19	398,493	3.80%	25,672,343	64.42	60.44	12	713,725	6.60%	47,950,417	67.18	73.57
Thereafter	76	3,883,254	37.04%	227,190,001	58.51	60.90	40	5,895,827	54.49%	401,824,503	68.15	77.80
	627	10,478,776	100.00%	$698,123,149	$66.62	$63.62	229	10,817,070	100.00%	$852,551,096	$78.82	$79.68

	NOTE: Data excludes space currently occupied by SL Green's corporate offices
	(1) Includes month to month holdover tenants that expired prior to June 30, 2020.
	(2) Tenants may have multiple leases.
	(3) Represents in place annualized contractual cash rent allocated by year of expiration.
	(4) Management's estimate of current average asking rents for currently occupied space as of June 30, 2020. Taking rents are typically lower than asking rents and may vary from property to property.

Supplemental Information	37	Second Quarter 2020

ANNUAL LEASE EXPIRATIONS Retail Within Operating and Development / Redevelopment Leases Unaudited

	Consolidated Properties						Joint Venture Properties
Year of Lease Expiration	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Contractual Cash Rent of Expiring Leases	Annualized Contractual Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Contractual Cash Rent of Expiring Leases	Annualized Contractual Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)

High Street Retail
2020 (1)	2	6,601	7.73%	$873,587	$132.34	$166.50	2	5,298	1.95%	$386,200	$72.90	$83.32
2021	—	—	—%	—	—	—	2	13,637	5.03%	4,305,095	315.69	72.71
2022	—	—	—%	—	—	—	1	3,868	1.43%	3,704,349	957.69	646.33
2023	—	—	—%	—	—	—	3	54,071	19.95%	26,219,232	484.90	268.19
2024	3	25,507	29.89%	16,684,882	654.13	541.70	1	7,793	2.87%	5,719,176	733.89	1,026.56
2025	1	30,139	35.31%	150,000	4.98	16.59	—	—	—%	—	—	—
2026	—	—	—%	—	—	—	4	74,424	27.46%	31,270,707	420.17	282.98
2027	—	—	—%	—	—	—	1	3,655	1.35%	757,884	207.36	102.98
2028	—	—	—%	—	—	—	—	—	—%	—	—	—
2029	—	—	—%	—	—	—	1	31,174	11.50%	21,754,800	697.85	449.09
Thereafter	2	23,100	27.07%	1,893,384	81.96	108.23	2	77,154	28.46%	37,546,368	486.64	488.27
	8	85,347	100.00%	$19,601,853	$229.67	$209.92	17	271,074	100.00%	$131,663,811	$485.71	$367.22
Vacancy (5)		23,324				381.35		—				—
		108,671				$246.72		271,074				$367.22

Other Retail
2020 (1)	3	4,498	0.79%	$1,383,547	$307.59	$247.19	2	6,263	1.30%	$663,768	$105.98	$72.81
2021	12	25,859	4.52%	3,468,550	134.13	103.82	5	5,995	1.25%	592,271	98.79	85.37
2022	12	69,141	12.08%	13,586,337	196.50	188.53	9	81,972	17.07%	20,544,121	250.62	256.25
2023	10	36,669	6.41%	5,632,824	153.61	111.73	4	23,463	4.89%	3,057,216	130.30	97.88
2024	5	22,420	3.92%	4,307,377	192.12	134.80	5	7,232	1.51%	3,085,329	426.62	300.37
2025	6	24,056	4.20%	4,515,856	187.72	130.10	2	946	0.20%	230,638	243.80	136.63
2026	6	15,877	2.77%	1,659,535	104.52	128.56	5	21,373	4.45%	9,923,917	464.32	324.39
2027	6	31,961	5.59%	4,326,034	135.35	96.36	7	26,316	5.48%	11,252,488	427.59	413.59
2028	8	34,041	5.95%	4,797,147	140.92	114.00	6	17,759	3.70%	3,801,365	214.05	354.69
2029	6	28,001	4.89%	1,769,607	63.20	62.45	8	69,902	14.56%	6,020,928	86.13	79.92
Thereafter	28	279,630	48.88%	28,972,765	103.61	91.61	10	218,987	45.59%	20,096,553	91.77	88.13
	102	572,153	100.00%	$74,419,579	$130.07	$110.89	63	480,208	100.00%	$79,268,594	$165.07	$157.38
Vacancy (5)		43,636				259.80		23,138				118.26
		615,789				$121.45		503,346				$155.58

	(1) Includes month to month holdover tenants that expired prior to June 30, 2020.
	(2) Tenants may have multiple leases.
	(3) Represents in place annualized contractual cash rent allocated by year of expiration.
	(4) Management's estimate of average asking rents for currently occupied space as of June 30, 2020. Taking rents are typically lower than asking rents and may vary from property to property.
	(5) Includes square footage of leases signed but not yet commenced.

Supplemental Information	38	Second Quarter 2020

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY Manhattan Unaudited (Dollars in Thousands)

						Gross Asset	Occupancy (%)
	Property	Submarket	Interest Acquired	Type of Ownership	Net Rentable SF	Valuation ($'s) (1)	at acquisition	6/30/2020
1998 - 2018 Acquisitions
Mar-98	420 Lexington Avenue	Grand Central	100.0%	Operating Sublease	1,188,000	$78,000	83.0	91.7
May-98	711 3rd Avenue	Grand Central	100.0	Operating Sublease	524,000	65,600	79.0	91.3
Jun-98	440 9th Avenue	Penn Station	100.0	Fee Interest	339,000	32,000	76.0	N/A
Jan-99	420 Lexington Leasehold	Grand Central	100.0	Sub-leasehold	—	27,300	—	—
Jan-99	555 West 57th Street	Midtown West	65.0	Fee Interest	941,000	66,700	100.0	99.9
Aug-99	1250 Broadway	Penn Station	50.0	Fee Interest	670,000	93,000	96.5	N/A
Nov-99	555 West 57th Street	Midtown West	35.0	Fee Interest	—	34,100		99.9
Feb-00	100 Park Avenue	Grand Central	50.0	Fee Interest	834,000	192,000	96.5	80.7
Jun-01	317 Madison Avenue	Grand Central	100.0	Fee Interest	450,000	105,600	95.0	N/A
Sep-01	1250 Broadway	Penn Station	49.9	Fee Interest	670,000	126,500	97.7	N/A
May-02	1515 Broadway	Times Square	55.0	Fee Interest	1,750,000	483,500	98.0	94.9
Feb-03	220 East 42nd Street	Grand Central	100.0	Fee Interest	1,135,000	265,000	91.9	97.0
Mar-03	125 Broad Street	Downtown	100.0	Fee Interest	525,000	92,000	100.0	N/A
Oct-03	461 Fifth Avenue	Midtown	100.0	Leasehold Interest	200,000	60,900	93.9	87.3
Dec-03	1221 Avenue of the Americas	Rockefeller Center	45.0	Fee Interest	2,550,000	1,000,000	98.8	N/A
Mar-04	19 West 44th Street	Midtown	35.0	Fee Interest	292,000	67,000	86.0	N/A
Jul-04	750 Third Avenue	Grand Central	100.0	Fee Interest	779,000	255,000	100.0	89.4
Jul-04	485 Lexington Avenue	Grand Central	30.0	Fee Interest	921,000	225,000	100.0	89.5
Oct-04	625 Madison Avenue	Plaza District	100.0	Leasehold Interest	563,000	231,500	68.0	32.7
Feb-05	28 West 44th Street	Midtown	100.0	Fee Interest	359,000	105,000	87.0	N/A
Apr-05	1 Madison Avenue	Park Avenue South	55.0	Fee Interest	1,177,000	803,000	96.0	9.3
Apr-05	5 Madison Avenue Clock Tower	Park Avenue South	100.0	Fee Interest	267,000	115,000	N/A	N/A
Jun-05	19 West 44th Street	Midtown	65.0	Fee Interest	—	91,200		N/A
Mar-06	521 Fifth Avenue	Midtown	100.0	Leasehold Interest	460,000	210,000	97.0	N/A
Jun-06	609 Fifth Avenue	Midtown	100.0	Fee Interest	160,000	182,000	98.5	100.0
Dec-06	485 Lexington Avenue	Grand Central	70.0	Fee Interest	—	578,000		89.5
Dec-06	800 Third Avenue	Grand Central North	43.0	Fee Interest	526,000	285,000	96.9	94.1
Jan-07	Reckson - NYC Portfolio	Various	100.0	Fee Interests / Leasehold Interest	5,612,000	3,679,530	98.3	94.4
Apr-07	331 Madison Avenue	Grand Central	100.0	Fee Interest	114,900	73,000	97.6	N/A
Apr-07	1745 Broadway	Midtown	32.3	Leasehold Interest	674,000	520,000	100.0	N/A
Jun-07	333 West 34th Street	Penn Station	100.0	Fee Interest	345,400	183,000	100.0	N/A
Aug-07	1 Madison Avenue	Park Avenue South	45.0	Fee Interest	1,177,000	1,000,000	99.8	9.3
Dec-07	388 & 390 Greenwich Street	Downtown	50.6	Fee Interest	2,635,000	1,575,000	100.0	N/A
Jan-10	100 Church Street	Downtown	100.0	Fee Interest	1,047,500	181,600	41.3	99.3
May-10	600 Lexington Avenue	Grand Central North	55.0	Fee Interest	303,515	193,000	93.6	N/A
Aug-10	125 Park Avenue	Grand Central	100.0	Fee Interest	604,245	330,000	99.1	99.5
Jan-11	521 Fifth Avenue	Midtown	49.9	Leasehold Interest	460,000	245,700	80.7	N/A
Apr-11	1515 Broadway	Times Square	45.0	Fee Interest	1,750,000	1,210,000	98.5	94.9
May-11	110 East 42nd Street	Grand Central	100.0	Fee Interest	205,000	85,570	72.6	82.6
May-11	280 Park Avenue	Park Avenue	49.5	Fee Interest	1,219,158	1,110,000	78.2	91.3
Nov-11	180 Maiden Lane	Financial East	49.9	Fee Interest	1,090,000	425,680	97.7	N/A
Nov-11	51 East 42nd Street	Grand Central	100.0	Fee Interest	142,000	80,000	95.5	N/A
Feb-12	10 East 53rd Street	Plaza District	55.0	Fee Interest	354,300	252,500	91.9	95.1
Jun-12	304 Park Avenue South	Midtown South	100.0	Fee Interest	215,000	135,000	95.8	74.9
Sep-12	641 Sixth Avenue	Midtown South	100.0	Fee Interest	163,000	90,000	92.1	100.0
Dec-12	315 West 36th Street	Times Square South	35.5	Fee Interest	147,619	46,000	99.2	N/A
May-14	388 & 390 Greenwich Street	Downtown	49.4	Fee Interest	2,635,000	1,585,000	100.0	N/A
Jul-15	110 Greene Street	Soho	90.0	Fee Interest	223,600	255,000	84.0	89.9
Aug-15	30 East 40th Street	Grand Central South	60.0	Leasehold Interest	69,446	4,650	100.0	93.5
Aug-15	11 Madison Avenue	Park Avenue South	100.0	Fee Interest	2,314,000	2,285,000	71.6	95.7
Dec-15	600 Lexington Avenue	Grand Central North	45.0	Fee Interest	303,515	284,000	95.5	N/A
Oct-17	Worldwide Plaza	Westside	24.4	Fee Interest	2,048,725	1,725,000	100.0	94.6
May-18	2 Herald Square	Herald Square	100.0	Leasehold Interest	369,000	266,000	81.6	95.8
					43,502,923	$23,690,130
2019 Acquisitions
May-19	110 Greene Street	Soho	10.0%	Leasehold Interest	223,600	$256,500	93.3	89.9
					223,600	$256,500
(1) Acquisition price represents purchase price for consolidated acquisitions and purchase price or imputed value for joint venture properties.

Supplemental Information	39	Second Quarter 2020

SUMMARY OF REAL ESTATE SALES ACTIVITY Manhattan Unaudited (Dollars in Thousands)

						Gross Asset Valuation
	Property	Submarket	Interest Sold	Type of Ownership	Net Rentable SF	($'s)	($'s/SF)
2000 - 2018 Sales
Feb-00	29 West 35th Street	Penn Station	100.0%	Fee Interest	78,000	$11,700	$150
Mar-00	36 West 44th Street	Grand Central	100.0	Fee Interest	178,000	31,500	177
May-00	321 West 44th Street	Times Square	35.0	Fee Interest	203,000	28,400	140
Nov-00	90 Broad Street	Financial	100.0	Fee Interest	339,000	60,000	177
Dec-00	17 Battery South	Financial	100.0	Fee Interest	392,000	53,000	135
Jan-01	633 Third Ave	Grand Central North	100.0	Fee Interest	40,623	13,250	326
May-01	1 Park Ave	Grand Central South	45.0	Fee Interest	913,000	233,900	256
Jun-01	1412 Broadway	Times Square South	100.0	Fee Interest	389,000	90,700	233
Jul-01	110 East 42nd Street	Grand Central	100.0	Fee Interest	69,700	14,500	208
Sep-01	1250 Broadway	Penn Station	45.0	Fee Interest	670,000	126,500	189
Jun-02	469 Seventh Avenue	Penn Station	100.0	Fee Interest	253,000	53,100	210
Mar-03	50 West 23rd Street	Chelsea	100.0	Fee Interest	333,000	66,000	198
Jul-03	1370 Broadway	Times Square South	100.0	Fee Interest	255,000	58,500	229
Dec-03	321 West 44th Street	Times Square	100.0	Fee Interest	203,000	35,000	172
May-04	1 Park Avenue	Grand Central South	75.0	Fee Interest	913,000	318,500	349
Oct-04	17 Battery Place North	Financial	100.0	Fee Interest	419,000	70,000	167
Nov-04	1466 Broadway	Times Square	100.0	Fee Interest	289,000	160,000	554
Apr-05	1414 Avenue of the Americas	Plaza District	100.0	Fee Interest	111,000	60,500	545
Aug-05	180 Madison Avenue	Grand Central	100.0	Fee Interest	265,000	92,700	350
Jul-06	286 & 290 Madison Avenue	Grand Central	100.0	Fee Interest	149,000	63,000	423
Aug-06	1140 Avenue of the Americas	Rockefeller Center	100.0	Leasehold Interest	191,000	97,500	510
Dec-06	521 Fifth Avenue	Midtown	50.0	Leasehold Interest	460,000	240,000	522
Mar-07	1 Park Avenue	Grand Central South	100.0	Fee Interest	913,000	550,000	602
Mar-07	70 West 36th Street	Garment	100.0	Fee Interest	151,000	61,500	407
Jun-07	110 East 42nd Street	Grand Central North	100.0	Fee Interest	181,000	111,500	616
Jun-07	125 Broad Street	Downtown	100.0	Fee Interest	525,000	273,000	520
Jun-07	5 Madison Clock Tower	Park Avenue South	100.0	Fee Interest	267,000	200,000	749
Jul-07	292 Madison Avenue	Grand Central South	100.0	Fee Interest	187,000	140,000	749
Jul-07	1372 Broadway	Penn Station/Garment	85.0	Fee Interest	508,000	335,000	659
Nov-07	470 Park Avenue South	Park Avenue South/Flatiron	100.0	Fee Interest	260,000	157,000	604
Jan-08	440 Ninth Avenue	Penn Station	100.0	Fee Interest	339,000	160,000	472
May-08	1250 Broadway	Penn Station	100.0	Fee Interest	670,000	310,000	463
Oct-08	1372 Broadway	Penn Station/Garment	15.0	Fee Interest	508,000	274,000	539
May-10	1221 Avenue of the Americas	Rockefeller Center	45.0	Fee Interest	2,550,000	1,280,000	502
Sep-10	19 West 44th Street	Midtown	100.0	Fee Interest	292,000	123,150	422
May-11	28 West 44th Street	Midtown	100.0	Fee Interest	359,000	161,000	448
Aug-13	333 West 34th Street	Penn Station	100.0	Fee Interest	345,400	220,250	638
May-14	673 First Avenue	Grand Central South	100.0	Leasehold Interest	422,000	145,000	344
Sep-15	120 West 45th Street	Midtown	100.0	Fee Interest	440,000	365,000	830
Sep-15	315 West 36th Street	Times Square South	100.0	Fee Interest	148,000	115,000	777
Jun-16	388 & 390 Greenwich Street	Downtown	1.0	Fee Interest	2,635,000	2,000,000	759
Aug-16	11 Madison Avenue	Park Avenue South	0.4	Fee Interest	2,314,000	2,600,000	1,124
Nov-17	1515 Broadway	Times Square	0.3	Fee Interest	1,750,000	1,950,000	1,114
Jan-18	600 Lexington Avenue	Grand Central North	1.0	Fee Interest	303,515	305,000	1,005
Feb-18	1515 Broadway	Times Square	13.0	Fee Interest	1,750,000	1,950,000	1,114
May-18	1745 Broadway	Midtown	56.9	Leasehold Interest	674,000	633,000	939
Nov-18	3 Columbus Circle	Columbus Circle	48.9	Fee Interest	530,981	851,000	1,603
Nov-18	2 Herald Square	Herald Square	49.0	Leasehold Interest	369,000	265,000	718
					26,505,219	$17,513,650	$661

2019 Sales
May-19	521 Fifth Avenue	Grand Central	50.5%	Fee Interest	460,000	$381,000	$828
					460,000	$381,000	$828

Supplemental Information	40	Second Quarter 2020

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY Suburban Unaudited (Dollars in Thousands)

						Gross Asset	Occupancy (%)
	Property	Submarket	Interest Acquired	Type of Ownership	Net Rentable SF	Valuation ($'s) (1)	at acquisition	6/30/2020
2007 - 2016 Acquisitions
Jan-07	300 Main Street	Stamford, Connecticut	100.0%	Fee Interest	130,000	$15,000	92.5	N/A
Jan-07	399 Knollwood Road	White Plains, New York	100.0	Fee Interest	145,000	31,600	96.6	N/A
Jan-07	Reckson - Connecticut Portfolio	Stamford, Connecticut	100.0	Fee Interests / Leasehold Interest	1,369,800	490,750	88.9	N/A
Jan-07	Reckson - Westchester Portfolio	Westchester	100.0	Fee Interests / Leasehold Interest	2,346,100	570,190	90.6	N/A
Apr-07	Jericho Plazas	Jericho, New York	20.3	Fee Interest	640,000	210,000	98.4	N/A
Jun-07	1010 Washington Boulevard	Stamford, Connecticut	100.0	Fee Interest	143,400	38,000	95.6	N/A
Jun-07	500 West Putnam Avenue	Greenwich, Connecticut	100.0	Fee Interest	121,500	56,000	94.4	N/A
Jul-07	16 Court Street	Brooklyn, New York	35.0	Fee Interest	317,600	107,500	80.6	N/A
Aug-07	150 Grand Street	White Plains, New York	100.0	Fee Interest	85,000	6,700	52.9	N/A
Sep-07	The Meadows	Rutherford, New Jersey	25.0	Fee Interest	582,100	111,500	81.3	N/A
Apr-13	16 Court Street	Brooklyn, New York	49.0	Fee Interest	317,600	96,200	84.9	N/A
					6,198,100	$1,733,440

SUMMARY OF REAL ESTATE SALES ACTIVITY Suburban Unaudited (Dollars in Thousands)

	Property	Submarket	Interest Sold	Type of Ownership	Net Rentable SF	Gross Asset Valuation ($'s)	Price ($'s/SF)
2008 - 2018 Sales
Oct-08	100 & 120 White Plains Road	Tarrytown, New York	100.0%	Fee Interest	211,000	$48,000	$227
Jan-09	55 Corporate Drive	Bridgewater, New Jersey	100.0	Fee Interest	670,000	230,000	343
Aug-09	399 Knollwood Road	White Plains, New York	100.0	Fee Interest	145,000	20,767	143
Jul-12	One Court Square	Long Island City, New York	100.0	Fee Interest	1,402,000	481,100	343
Sep-13	300 Main Street	Stamford, Connecticut	100.0	Fee Interest	130,000	13,500	104
Aug-15	The Meadows	Rutherford, New Jersey	100.0	Fee Interest	582,100	121,100	208
Dec-15	140 Grand Street	White Plains, New York	100.0	Fee Interest	130,100	22,400	172
Dec-15	150 Grand Street	White Plains, New York	100.0	Fee Interest	85,000	9,600	113
Mar-16	7 Renaissance Square	White Plains, New York	100.0	Fee Interest	65,641	21,000	320
Jul-16	500 West Putnam Avenue	Greenwich, Connecticut	100.0	Fee Interest	121,500	41,000	337
Apr-17	520 White Plains Road	Tarrytown, New York	100.0	Fee Interest	180,000	21,000	117
Jul-17	680 Washington Avenue	Stamford, Connecticut	51.0	Fee Interest	133,000	42,011	316
Jul-17	750 Washington Avenue	Stamford, Connecticut	51.0	Fee Interest	192,000	53,745	280
Oct-17	16 Court Street	Brooklyn, New York	100.0	Fee Interest	317,600	171,000	538
Oct-17	125 Chubb Way	Lyndhurst, New Jersey	100.0	Fee Interest	278,000	29,500	106
May-18	115-117 Stevens Avenue	Valhalla, New York	100.0	Fee Interest	178,000	12,000	67
Jun-18	Jericho Plaza	Jericho, New York	11.67	Fee Interest	640,000	117,400	183
Jul-18	1-6 International Drive	Rye Brook, New York	100.0	Fee Interest	540,000	55,000	102
					6,000,941	$1,510,123	$252
2019 Sales
Nov-19	1010 Washington Boulevard	Stamford, Connecticut	100.0%	Fee Interest	143,400	$23,100	$161
Dec-19	100 Summit Lake Drive	Valhalla, New York	100.0	Fee Interest	250,000	41,581	166
Dec-19	200 Summit Lake Drive	Valhalla, New York	100.0	Fee Interest	245,000	37,943	155
Dec-19	500 Summit Lake Drive	Valhalla, New York	100.0	Fee Interest	228,000	34,185	150
Dec-19	360 Hamilton Avenue	White Plains, New York	100.0	Fee Interest	384,000	115,452	301
					1,250,400	$252,261	$202

(1) Acquisition price represents purchase price for consolidated acquisitions and purchase price or imputed value for joint venture properties.

Supplemental Information	41	Second Quarter 2020

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY Retail, Residential, and Development / Redevelopment Unaudited (Dollars in Thousands)

						Gross Asset	Occupancy (%)
	Property	Submarket	Interest Acquired	Type of Ownership	Net Rentable SF	Valuation ($'s) (1)	at acquisition	6/30/2020
2005 - 2018 Acquisitions
Jul-05	1551-1555 Broadway	Times Square	10.0%	Fee Interest	25,600	$85,000	N/A	N/A
Jul-05	21 West 34th Street	Herald Square	50.0	Fee Interest	30,100	17,500	N/A	N/A
Sep-05	141 Fifth Avenue	Flatiron	50.0	Fee Interest	21,500	13,250	N/A	N/A
Nov-05	1604 Broadway	Times Square	63.0	Leasehold Interest	29,876	4,400	17.2	N/A
Dec-05	379 West Broadway	Cast Iron/Soho	45.0	Leasehold Interest	62,006	19,750	100.0	N/A
Jan-06	25-29 West 34th Street	Herald Square/Penn Station	50.0	Fee Interest	41,000	30,000	55.8	N/A
Sep-06	717 Fifth Avenue	Midtown/Plaza District	32.8	Fee Interest	119,550	251,900	63.1	100.0
Aug-07	180 Broadway	Lower Manhattan	50.0	Fee Interest	24,300	13,600	85.2	N/A
Apr-07	Two Herald Square	Herald Square	55.0	Fee Interest	N/A	225,000	N/A	N/A
Jul-07	885 Third Avenue	Midtown / Plaza District	55.0	Fee Interest	N/A	317,000	N/A	N/A
Jan-08	125 Chubb Way	Lyndhurst, New Jersey	100.0	Fee Interest	278,000	29,364	—	N/A
Feb-08	182 Broadway	Lower Manhattan	50.0	Fee Interest	46,280	30,000	83.8	N/A
Nov-10	Williamsburg Terrace	Brooklyn, New York	100.0	Fee Interest	52,000	18,000	100.0	100.0
Dec-10	11 West 34th Street	Herald Square/Penn Station	30.0	Fee Interest	17,150	10,800	100.0	100.0
Dec-10	7 Renaissance Square	White Plains, New York	50.0	Fee Interest	65,641	4,000	—	N/A
Dec-10	2 Herald Square (2)	Herald Square	45.0	Fee Interest	354,400	247,500	100.0	N/A
Dec-10	885 Third Avenue (2)	Midtown / Plaza District	45.0	Fee Interest	607,000	352,000	100.0	N/A
Dec-10	292 Madison Avenue	Grand Central South	100.0	Fee Interest	203,800	78,300	N/A	N/A
Jan-11	3 Columbus Circle	Columbus Circle	48.9	Fee Interest	741,500	500,000	20.1	N/A
Aug-11	1552-1560 Broadway	Times Square	50.0	Fee Interest	35,897	136,550	59.7	88.3
Sep-11	747 Madison Avenue	Plaza District	33.3	Fee Interest	10,000	66,250	100.0	N/A
Jan-12	DFR Residential and Retail Portfolio	Plaza District, Upper East Side	80.0	Fee Interests / Leasehold Interest	489,882	193,000	95.1	85.7
Jan-12	724 Fifth Avenue	Plaza District	50.0	Fee Interest	65,010	223,000	92.9	N/A
Jul-12	West Coast Office Portfolio		27.6	Fee Interest	4,473,603	880,104	76.3	N/A
Aug-12	33 Beekman Street	Downtown	45.9	Fee Interest	163,500	31,160	—	N/A
Sep-12	635 Sixth Avenue	Midtown South	100.0	Fee Interest	104,000	83,000	—	100.0
Oct-12	1080 Amsterdam	Upper West Side	87.5	Leasehold Interest	82,250	—	2.2	83.3
Dec-12	21 East 66th Street	Plaza District	32.3	Fee Interest	16,736	75,000	100.0	100.0
Dec-12	985-987 Third Avenue	Upper East Side	100.0	Fee Interest	13,678	18,000	—	N/A
Dec-12	131-137 Spring Street	Soho	100.0	Fee Interest	68,342	122,300	100.0	N/A
Mar-13	248-252 Bedford Avenue	Brooklyn, New York	90.0	Fee Interest	66,611	54,900	—	N/A
Nov-13	650 Fifth Avenue	Plaza District	50.0	Leasehold Interest	32,324	—	63.6	100.0
Nov-13	315 West 33rd Street - The Olivia	Penn Station	100.0	Fee Interest	492,987	386,775	96.6	N/A
Nov-13	562, 570 & 574 Fifth Avenue	Plaza District	100.0	Fee Interest	66,962	146,222	74.6	N/A
Jul-14	719 Seventh Avenue	Times Square	75.0	Fee Interest	6,000	41,149	100.0	—
Jul-14	115 Spring Street	Soho	100.0	Fee Interest	5,218	52,000	100.0	100.0
Jul-14	752-760 Madison Avenue	Plaza District	100.0	Fee Interest	21,124	282,415	100.0	100.0
Sep-14	121 Greene Street	Soho	50.0	Fee Interest	7,131	27,400	100.0	100.0
Sep-14	635 Madison Avenue (2)	Plaza District	100.0	Fee Interest	176,530	145,000	100.0	N/A
Oct-14	102 Greene Street	Soho	100.0	Fee Interest	9,200	32,250	100.0	N/A
Oct-14	175-225 Third Street	Brooklyn, New York	95.0	Fee Interest	—	72,500	—	N/A
Nov-14	55 West 46th Street - Tower 46	Midtown	100.0	Fee Interest	347,000	295,000	—	91.9
Feb-15	Stonehenge Portfolio		100.0	Fee Interest	2,589,184	40,000	96.5	90.0
Mar-15	1640 Flatbush Avenue	Brooklyn, New York	100.0	Fee Interest	1,000	6,799	100.0	N/A
Jun-15	Upper East Side Residential	Upper East Side Residential	90.0	Fee Interest	27,000	50,074	96.4	N/A
Aug-15	187 Broadway & 5-7 Dey Street	Lower Manhattan	100.0	Fee Interest	73,600	63,690	90.5	—
Mar-16	183 Broadway	Lower Manhattan	100.0	Fee Interest	9,100	28,500	58.3	—
Apr-16	605 West 42nd Street - Sky	Midtown West	20.0	Fee Interest	927,358	759,046	—	90.6
Jul-18	1231 Third Avenue	Upper East Side	100.0	Fee Interest	38,992	55,355	100.0	N/A
Oct-18	133 Greene Street	Soho	100.0	Fee Interest	6,425	30,999	100.0	48.6
Dec-18	712 Madison Avenue	Plaza District	100.0	Fee Interest	6,600	57,996	100.0	100.0
					13,152,947	$6,703,798
2019 Acquisitions
Apr-19	106 Spring Street	Soho	100.0%	Fee Interest	5,928	$80,150	—	—
May-19	410 Tenth Avenue	Hudson Yards	70.9	Fee Interest	638,000	440,000	76.3	41.4
					643,928	$520,150
2020 Acquisitions
Jan-20	762 Madison Avenue	Plaza District	10.0%	Fee Interest	6,109	$29,250	55.1	32.8
Jan-20	707 Eleventh Avenue	Midtown West	100.0	Fee Interest	159,720	90,000	54.3	54.3
Jan-20	126 Nassau Street	Lower Manhattan	100.0	Leasehold Interest	98,412	—	87.3	75.6
					264,241	$119,250

(1) Acquisition price represents purchase price for consolidated acquisitions and purchase price or imputed value for joint venture properties.
(2) Subject to long-term, third party net operating leases.

Supplemental Information	42	Second Quarter 2020

SUMMARY OF REAL ESTATE SALES ACTIVITY Retail, Residential, and Development / Redevelopment Unaudited (Dollars in Thousands)

						Gross Asset Valuation
	Property	Submarket	Interest Sold	Type of Ownership	Net Rentable SF	($'s)	($'s/SF)
2011 - 2018 Sales
Sep-11	1551-1555 Broadway	Times Square	10.0%	Fee Interest	25,600	$276,757	$10,811
Feb-12	141 Fifth Avenue (1)	Flatiron	100.0	Fee Interest	13,000	46,000	3,538
Feb-12	292 Madison Avenue	Grand Central South	100.0	Fee Interest	203,800	85,000	417
Apr-12	379 West Broadway	Lower Manhattan	100.0	Leasehold Interest	62,006	48,500	782
Jun-12	717 Fifth Avenue	Midtown/Plaza District	50.0	Fee Interest	119,550	617,584	5,166
Sep-12	3 Columbus Circle	Columbus Circle	29.0	Fee Interest	214,372	143,600	670
Feb-13	44 West 55th Street	Plaza District	100.0	Fee Interest	8,557	6,250	730
Jun-13	West Coast Office Portfolio	Los Angeles, California	100.0	Fee Interest	406,740	111,925	275
Aug-13	West Coast Office Portfolio	Fountain Valley, California	100.0	Fee Interest	302,037	66,994	222
Sep-13	West Coast Office Portfolio	San Diego, California	100.0	Fee Interest	110,511	45,400	411
Dec-13	27-29 West 34th Street	Herald Square/Penn Station	100.0	Fee Interest	15,600	70,052	4,491
Jan-14	21-25 West 34th Street	Herald Square/Penn Station	100.0	Fee Interest	30,100	114,948	3,819
Mar-14	West Coast Office Portfolio		100.0	Fee Interest	3,654,315	756,000	207
May-14	747 Madison Avenue	Plaza District	100.0	Fee Interest	10,000	160,000	16,000
Jul-14	985-987 Third Avenue	Upper East Side	100.0	Fee Interest	13,678	68,700	5,023
Sep-14	180-182 Broadway	Lower Manhattan	100.0	Fee Interest	156,086	222,500	1,425
Nov-14	2 Herald Square	Herald Square/Penn Station	100.0	Fee Interest	354,400	365,000	1,030
Nov-14	55 West 46th Street - Tower 46	Midtown	75.0	Fee Interest	347,000	295,000	850
Jan-15	180 Maiden Lane	Financial East	100.0	Fee Interest	1,090,000	470,000	431
Aug-15	131-137 Spring Street	Soho	80.0	Fee Interest	68,342	277,750	4,064
Dec-15	570 & 574 Fifth Avenue	Plaza District	100.0	Fee Interest	24,327	125,400	5,155
Feb-16	248-252 Bedford Avenue	Brooklyn, New York	90.0	Fee Interest	66,611	55,000	826
Feb-16	885 Third Avenue	Midtown / Plaza District	100.0	Fee Interest	607,000	453,000	746
May-16	33 Beekman Street	Downtown	100.0	Fee Interest	163,500	196,000	1,199
Oct-16	400 East 57th Street	Upper East Side	49.0	Fee Interest	290,482	170,000	585
Apr-17	102 Greene Street	Soho	90.0	Fee Interest	9,200	43,500	4,728
Sep-17	102 Greene Street	Soho	10.0	Fee Interest	9,200	43,500	4,728
Apr-18	175-225 Third Street	Brooklyn, New York	95.0	Fee Interest	—	115,000	—
Jun-18	635 Madison Avenue	Plaza District	100.0	Fee Interest	176,530	153,000	867
Jul-18	724 Fifth Avenue	Plaza District	50.0	Fee Interest	65,010	365,000	5,615
Oct-18	72nd Street Assemblage & 1231 Third Avenue	Upper East Side	Various	Fee Interest	—	143,800	—
					8,617,554	$6,111,160	$709
2019 Sales
Jan-19	131-137 Spring Street	Soho	20.0%	Fee Interest	68,342	$216,000	$3,161
Aug-19	115 Spring Street	Soho	49.0	Fee Interest	5,218	66,050	12,658
Dec-19	562 Fifth Avenue	Plaza District	100.0	Fee Interest	42,635	52,393	1,229
Dec-19	1640 Flatbush Avenue	Brooklyn, New York	100.0	Fee Interest	1,000	16,150	16,150
					117,195	$350,593	$2,992
2020 Sales
Mar-20	315 West 33rd Street - The Olivia	Penn Station	100.0%	Fee Interest	492,987	$446,500	$906
May-20	609 Fifth Avenue - Retail Condominium	Rockefeller Center	100.0	Fee Interest	21,437	168,000	7,837
					492,987	$614,500	$1,195

(1) Inclusive of the fee position which was acquired simultaneously with the sale pursuant to an option.

Supplemental Information	43	Second Quarter 2020

EXECUTIVE MANAGEMENT

Marc Holliday	Edward V. Piccinich
Chairman and Chief Executive Officer	Chief Operating Officer

Andrew Mathias	Neil H. Kessner
President	Executive Vice President, General
Counsel - Real Property
Matthew J. DiLiberto
Chief Financial Officer	David M. Schonbraun
Chief Investment Officer
Andrew S. Levine
Chief Legal Officer	Maggie Hui
Chief Accounting Officer
Steven M. Durels
Executive Vice President, Director of
Leasing and Real Property

Supplemental Information	44	Second Quarter 2020

Non-GAAP Disclosures and Reconciliations Unaudited (Dollars in Thousands, except per share data)

Funds Available for Distribution (FAD)

FAD is a non-GAAP financial measure that is calculated as FFO plus non-real estate depreciation, allowance for straight line credit loss, adjustment for straight line operating lease rent, non-cash deferred compensation, and a pro-rata adjustment for FAD from the Company's unconsolidated JVs, less straight line rental income, free rent net of amortization, second cycle tenant improvement and leasing costs, and recurring building improvements.
FAD is not intended to represent cash flow for the period and is not indicative of cash flow provided by operating activities as determined in accordance with GAAP. FAD is presented solely as a supplemental disclosure with respect to liquidity because the Company believes it provides useful information regarding the Company’s ability to fund its dividends. Because all companies do not calculate FAD the same way, the presentation of FAD may not be comparable to similarly titled measures of other companies. FAD does not represent cash flow from operating, investing and finance activities in accordance with GAAP and should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of the Company’s financial performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of the Company’s liquidity.
Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDAre)

EBITDAre is a non-GAAP financial measure. The Company computes EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which may not be comparable to EBITDAre reported by other REITs that do not compute EBITDAre in accordance with the NAREIT definition, or that interpret the NAREIT definition differently than the Company does. The White Paper on EBITDAre approved by the Board of Governors of NAREIT in September 2017 defines EBITDAre as net income (loss) (computed in accordance with Generally Accepted Accounting Principles, or GAAP), plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property, plus impairment write-downs of depreciated property and investments in unconsolidated joint ventures, plus adjustments to reflect the entity's share of EBITDAre of unconsolidated joint ventures.
The Company presents EBITDAre because the Company believes that EBITDAre, along with cash flow from operating activities, investing activities and financing activities, provides investors with an additional indicator of the Company’s ability to incur and service debt. EBITDAre should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of the Company’s financial performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of the Company’s liquidity.
Net Operating Income (NOI) and Cash NOI
NOI is a non-GAAP financial measure that is calculated as operating income before transaction related costs, gains/losses on early extinguishment of debt, marketing general and administrative expenses and non-real estate revenue. Cash NOI is also a non-GAAP financial measure that is calculated by subtracting free rent (net of amortization), straight-line rent, and the amortization of acquired above and below-market leases from NOI, while adding operating lease straight-line adjustment and the allowance for straight-line tenant credit loss.

The Company presents NOI and Cash NOI because the Company believes that these measures, when taken together with the corresponding GAAP financial measures and reconciliations, provide investors with meaningful information regarding the operating performance of properties. When operating performance is compared across multiple periods, the investor is provided with information not immediately apparent from net income that is determined in accordance with GAAP. NOI and Cash NOI provide information on trends in the revenue generated and expenses incurred in operating the Company's properties, unaffected by the cost of leverage, straight-line adjustments, depreciation, amortization, and other net income components. The Company uses these metrics internally as performance measures. None of these measures is an alternative to net income (determined in accordance with GAAP) and same-store performance should not be considered an alternative to GAAP net income performance.
Coverage Ratios
The Company presents fixed charge and debt service coverage ratios to provide a measure of the Company’s financial flexibility to service current debt amortization, interest expense and operating lease rent from current cash net operating income. These coverage ratios represent a common measure of the Company’s ability to service fixed cash payments; however, these ratios are not used as an alternative to cash flow from operating, financing and investing activities (determined in accordance with GAAP).

Supplemental Information	45	Second Quarter 2020

Non-GAAP Disclosures and Reconciliations Unaudited (Dollars in Thousands, except per share data)

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
Funds From Operations (FFO) Reconciliation

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2020	2019	2020	2019

Net income (loss) attributable to SL Green common stockholders	$56,444	$161,103	$171,245	$204,895
Add:
Depreciation and amortization	95,941	69,461	164,220	137,804
Joint venture depreciation and noncontrolling interest adjustments	45,107	49,903	101,425	97,528
Net income (loss) attributable to noncontrolling interests	4,093	6,172	10,002	8,687
Less:
Gain (loss) on sale of real estate, net	64,884	—	137,520	(1,049)
Equity in net gain on sale of interest in unconsolidated joint venture/real estate	—	59,015	—	76,181
Purchase price and other fair value adjustment	—	67,631	—	65,590
Depreciation on non-rental real estate assets	609	746	1,259	1,453
FFO attributable to SL Green common stockholders and noncontrolling interests	$136,092	$159,247	$308,113	$306,739

Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre)

	As of or for the three months ended
	6/30/2020	3/31/2020	12/31/2019	9/30/2019	6/30/2019

Net income (loss)	$66,627	$127,114	$24,255	$40,722	$173,741
Interest expense, net of interest income	30,070	37,494	44,724	48,112	47,160
Amortization of deferred financing costs	2,661	2,500	3,087	3,112	2,712
Income taxes	900	1,134	1,027	(995)	680
Depreciation and amortization	95,941	68,279	64,090	70,464	69,461
(Gain) loss on sale of real estate	(64,884)	(72,636)	19,241	(3,541)	—
Equity in net gain on sale of interest in unconsolidated joint venture/real estate	—	—	—	—	(59,015)
Purchase price and other fair value adjustments	—	—	—	(3,799)	(67,631)
Depreciable real estate reserves	—	—	—	7,047	—
Adjustments to reflect the entity’s share of EBITDAre of unconsolidated affiliates	81,843	88,724	85,733	86,743	88,159
EBITDAre	$213,158	$252,609	$242,157	$247,865	$255,267

Supplemental Information	46	Second Quarter 2020

Non-GAAP Disclosures and Reconciliations Unaudited (Dollars in Thousands, except per share data)

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES - Operating income and Same-store NOI Reconciliation

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2020	2019	2020	2019

Net income	$66,627	$173,741	$193,741	$226,510
Equity in net gain on sale of interest in unconsolidated joint venture/real estate	—	(59,015)	—	(76,181)
Purchase price and other fair value adjustments	—	(67,631)	—	(65,590)
(Gain) loss on sale of real estate, net	(64,884)	—	(137,520)	1,049
Depreciation and amortization	95,941	69,461	164,220	137,804
Interest expense, net of interest income	30,070	47,160	67,564	97,685
Amortization of deferred financing costs	2,661	2,712	5,161	5,454
Operating income	130,415	166,428	293,166	326,731

Equity in net loss (income) from unconsolidated joint ventures	2,199	7,546	15,013	12,780
Marketing, general and administrative expense	23,510	25,480	43,080	51,459
Transaction related costs, net	373	261	438	316
Investment income	(39,943)	(51,618)	(78,476)	(101,649)
Loan loss and other investment reserves, net of recoveries	6,813	—	18,061	—
Non-building revenue	(192)	(7,268)	(3,982)	(16,413)
Net operating income (NOI)	123,175	140,829	287,300	273,224

Equity in net (loss) income from unconsolidated joint ventures	(2,199)	(7,546)	(15,013)	(12,780)
SLG share of unconsolidated JV depreciation and amortization	46,217	48,176	92,091	96,304
SLG share of unconsolidated JV interest expense, net of interest income	32,714	38,281	68,491	77,688
SLG share of unconsolidated JV amortization of deferred financing costs	1,693	1,591	3,380	3,159
SLG share of unconsolidated JV investment income	(310)	(476)	(617)	(2,703)
SLG share of unconsolidated JV non-building revenue	(2,425)	(1,215)	(4,025)	(1,926)
NOI including SLG share of unconsolidated JVs	198,865	219,640	431,607	432,966

NOI from other properties/affiliates	(9,214)	(36,796)	(63,811)	(69,946)
Same-Store NOI	189,651	182,844	367,796	363,020

Operating lease straight-line adjustment	385	514	814	1,028
Joint Venture operating lease straight-line adjustment	252	342	594	735
Straight-line and free rent	1,092	(5,778)	(579)	(10,535)
Amortization of acquired above and below-market leases, net	(1,565)	(1,213)	(3,941)	(2,451)
Joint Venture straight-line and free rent	(4,330)	(15,837)	(10,131)	(32,433)
Joint Venture amortization of acquired above and below-market leases, net	(3,812)	(4,248)	(7,639)	(8,510)
Same-store cash NOI	$181,673	$156,624	$346,914	$310,854

Supplemental Information	47	Second Quarter 2020

SELL-SIDE ANALYST COVERAGE

EQUITY COVERAGE

Firm	Analyst	Phone	Email
Bank of America - Merrill Lynch	James C. Feldman	(646) 855-5808	james.feldman@baml.com
BMO Capital Markets Corp.	John P. Kim	(212) 885-4115	jp.kim@bmo.com
BTIG	James Sullivan	(212) 738-6139	jsullivan@btig.com
Citigroup	Michael Bilerman	(212) 816-1383	michael.bilerman@citigroup.com
Deutsche Bank	Derek Johnston	(904) 520-4973	derek.johnston@db.com
Goldman Sachs & Co.	Richard Skidmore	(801) 741-5459	richard.skidmore@gs.com
Green Street Advisors	Daniel Ismail	(949) 640-8780	dismail@greenstreetadvisors.com
Evercore ISI	Steve Sakwa	(212) 446-9462	ssakwa@isigrp.com
Jefferies & Company	Jonathan Peterson	(212) 284-2300	jpeterson@jefferies.com
JP Morgan Securities, Inc.	Anthony Paolone	(212) 622-6682	anthony.paolone@jpmorgan.com
KeyBanc Capital Markets	Craig Mailman	(917) 368-2316	cmailman@key.com
Morgan Stanley	Vikram Malhotra	(212) 761-7064	vikram.malhotra@morganstanley.com
RW Baird	David Rodgers	(216) 737-7341	drodgers@rwbaird.com
Sandler O'Neill + Partners, L.P.	Alexander D. Goldfarb	(212) 466-7937	agoldfarb@sandleroneill.com
Scotiabank	Nick Yulico	(212) 225 6904	nicholas.yulico@scotiabank.com
SunTrust Robinson Humphrey	Michael Lewis	(404) 926-5000	michael.lewis@suntrust.com
Wells Fargo Securities, LLC	Blaine Heck	(443) 263-6529	blaine.heck@wellsfargo.com

FIXED INCOME COVERAGE

Firm	Analyst	Phone	Email
JP Morgan Securities, Inc.	Mark Streeter	(212) 834-6601	mark.streeter@jpmorgan.com
Wells Fargo Securities, LLC	Thierry B. Perrein	(704) 715-8455	thierry.perrein@wellsfargo.com

SL Green Realty Corp. is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding SL Green Realty Corp.'s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of SL Green Realty Corp. or its management. SL Green Realty Corp. does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

Supplemental Information	48	Second Quarter 2020